UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30 2010

Date of reporting period: June 30, 2010

Item 1. Schedule of Investments

Putnam Diversified Income Trust

The fund's portfolio
6/30/10 (Unaudited)

MORTGAGE-BACKED SECURITIES (47.7%)(a)
		Principal amount	Value

Banc of America Alternative Loan Trust Ser. 06-7,
Class A2, 5.707s, 2036		$20,016,000	$14,311,440
Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.837s, 2049		765,000	814,361
Ser. 07-2, Class A2, 5.634s, 2049		2,590,000	2,660,484
Ser. 07-5, Class XW, IO, 0.6s, 2051		230,860,012	4,890,538
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		1,170,000	878,085
Ser. 01-1, Class K, 6 1/8s, 2036		2,633,000	1,831,141
Banc of America Funding Corp.
FRB Ser. 06-D, Class 6A1, 5.659s, 2036		12,355,610	8,062,035
FRB Ser. 07-6, Class A1, 0.637s, 2037		11,465,091	7,452,309
FRB Ser. 07-B, Class A1, 0.558s, 2047		11,588,565	6,953,139
Barclays Capital, LLC Trust FRB Ser. 07-AA1,
Class 2A1, 0.527s, 2037		16,790,206	9,413,665
Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037		3,967,479	422,140
Ser. 07-1, Class S, IO, 2.637s, 2037		11,979,148	990,676
Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6.213s, 2036		9,376,663	5,766,648
FRB Ser. 05-10, Class 25A1, 5.736s, 2036		10,624,709	6,427,949
FRB Ser. 06-1, Class 23A1, 5.595s, 2036		4,497,273	3,283,009
FRB Ser. 05-7, Class 23A1, 5.582s, 2035		8,243,526	6,075,524
FRB Ser. 07-1, Class 21A1, 5.451s, 2047		8,070,543	5,366,911
Bear Stearns Alternate Trust 144A FRB Ser. 06-7,
Class 1AE4, 5.882s, 2046		58,194,698	37,826,554
Bear Stearns Alternate Trust II FRB Ser. 07-1,
Class 1A1, 5.735s, 2047		74,629,686	46,413,251
Bear Stearns Asset Backed Securities Trust FRB Ser.
07-AC4, Class A1, 0.647s, 2037		33,908,932	17,293,555
Bear Stearns Commercial Mortgage Securities, Inc. FRB
Ser. 00-WF2, Class F, 8.517s, 2032		1,174,000	994,065
Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 07-PW18, Class X1, IO, 0.145s, 2050		271,343,907	2,019,477
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 5.808s, 2036		6,052,034	3,393,236
FRB Ser. 05-10, Class 1A5A, 5.668s, 2035		1,897,305	1,247,478
FRB Ser. 07-6, Class 1A3A, 5.493s, 2046		18,431,455	10,137,300
FRB Ser. 06-AR7, Class 2A2A, 5.475s, 2036		7,677,373	4,529,650
FRB Ser. 05-10, Class 1A4A, 5.452s, 2035		7,000,724	4,392,954
Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.146s, 2044		161,425,799	997,218
Commercial Mortgage Acceptance Corp. Ser. 97-ML1, IO,
0.967s, 2017		16,292,776	391,036
Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.964s, 2014 (United
Kingdom)	GBP	2,491,896	2,310,897
FRB Ser. 05-CT2A, Class E, 1.703s, 2014 (United
Kingdom)	GBP	1,094,530	1,195,115
Countrywide Alternative Loan Trust
Ser. 07-16CB, Class 3A1, 6 3/4s, 2037		$8,946,168	4,974,069
Ser. 06-45T1, Class 2A2, 6s, 2037		14,853,843	10,087,869
Ser. 06-45T1, Class 2A5, 6s, 2037		8,744,310	5,946,131
Ser. 06-J8, Class A4, 6s, 2037		9,665,400	5,847,567
Ser. 06-40T1, Class 1A11, 6s, 2037		6,747,548	4,805,604
Ser. 06-41CB, Class 1A7, 6s, 2037		9,844,145	6,792,460
Ser. 05-80CB, Class 2A1, 6s, 2036		10,978,823	7,997,386
FRB Ser. 07-HY4, Class 4A1, 5.719s, 2047		12,401,094	8,478,164
FRB Ser. 07-HY4, Class 3A1, 5.638s, 2047		17,244,441	11,527,909
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		6,525,838	5,850,567
Ser. 07-8CB, Class A1, 5 1/2s, 2037		8,406,918	6,184,339
FRB Ser. 05-9CB, Class 1A1, 0.847s, 2035		9,297,124	6,698,671
FRB Ser. 05-4, Class 2A7, 0.847s, 2035		16,434,957	11,447,974
FRB Ser. 06-23CBC, Class 2A5, 0.747s, 2036		27,662,148	13,554,452
FRB Ser. 06-18CB, Class A7, 0.697s, 2036		38,185,273	22,147,459
FRB Ser. 06-24CB, Class A13, 0.697s, 2036		11,025,573	6,791,064
FRB Ser. 06-OC10, Class 2A2A, 0.527s, 2036		12,453,018	5,796,643
FRB Ser. 06-OC11, Class 2A2A, 0.517s, 2037		7,077,000	3,679,764
Countrywide Home Loans
FRB Ser. 06-HYB5, Class 3A1A, 5.899s, 2036		9,167,311	5,706,651
FRB Ser. 06-HYB3, Class 2A1A, 5.578s, 2036		9,658,524	7,008,079
FRB Ser. 05-HYB7, Class 6A1, 5.542s, 2035		14,493,023	10,579,907
FRB Ser. 06-HYB2, Class 2A1B, 5.327s, 2036		14,711,208	9,562,285
FRB Ser. 05-HYB4, Class 2A1, 3.59s, 2035		28,841,820	20,117,170
FRB Ser. 04-HYB6, Class A2, 3.479s, 2034 (F)		6,074,428	5,113,909
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.564s, 2035		20,548,888	2,799,723
Ser. 06-R1, Class AS, IO, 5.537s, 2036		19,679,966	2,127,896
Ser. 05-R3, Class AS, IO, 5.464s, 2035		19,953,281	2,219,803
FRB Ser. 06-R2, Class AS, IO, 5.397s, 2036		11,416,838	1,170,226
IFB Ser. 05-R2, Class 1AS, IO, 5.214s, 2035		34,788,947	4,351,388
Ser. 03-R4, Class 1A, PO, zero %, 2034		56,288	34,336
Credit Suisse Mortgage Capital Certificates
FRB Ser. 06-C3, Class A3, 6.019s, 2038		8,602,000	8,991,120
Ser. 07-1, Class 1A1A, 5.942s, 2037		3,084,837	1,789,205
Ser. 07-3, Class 1A1A, 5.837s, 2037		5,435,236	3,206,789
Ser. 07-C5, Class A3, 5.694s, 2040		30,745,000	31,200,764
CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 1.147s, 2017		369,000	154,980
FRB Ser. 06-A, Class C, 0.947s, 2017		1,093,000	568,360
Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1,

Class B, 7s, 2033		1,982,550	1,992,463
CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		8,998,000	9,248,856
Ser. 98-C1, Class F, 6s, 2040		7,396,000	7,876,555
Ser. 02-CP5, Class M, 5 1/4s, 2035		2,599,000	303,000
FRB Ser. 05-TFLA, Class L, 1.665s, 2020		4,911,000	3,732,360
Deutsche Alternative Securities, Inc.
FRB Ser. 06-AR6, Class A6, 0.537s, 2037		18,652,892	10,445,619
FRB Ser. 06-AR3, Class A1, 0.537s, 2036		11,537,646	5,644,433
FRB Ser. 06-AR4, Class A2, 0.537s, 2036		9,559,991	4,684,396
Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
Class X, IO, 0.79s, 2031		24,160,344	464,838
DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		2,235,111	1,922,195
European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 1.514s, 2014 (United Kingdom) (F)	GBP	1,694,829	886,121
Fannie Mae
IFB Ser. 06-8, Class HP, 23.294s, 2036		$2,452,551	3,588,098
IFB Ser. 05-99, Class SA, 23.294s, 2035		2,240,914	3,197,874
IFB Ser. 05-74, Class DM, 23.11s, 2035		1,981,670	2,945,069
IFB Ser. 05-95, Class OP, 19.283s, 2035		1,600,080	2,267,078
IFB Ser. 05-83, Class QP, 16.491s, 2034		809,787	1,073,404
IFB Ser. 03-W6, Class 4S, IO, 7.253s, 2042		21,917,405	4,002,556
IFB Ser. 03-W6, Class 5S, IO, 7.253s, 2042		17,064,840	3,317,695
IFB Ser. 06-24, Class QS, IO, 6.853s, 2036		15,034,306	2,701,514
IFB Ser. 04-24, Class CS, IO, 6.803s, 2034		1,484,617	259,040
IFB Ser. 04-12, Class WS, IO, 6.803s, 2033		1,928,731	282,673
IFB Ser. 03-67, Class KS, IO, 6.753s, 2031		32,477,860	3,283,187
IFB Ser. 03-76, Class GS, IO, 6.753s, 2031		17,978,029	1,920,413
IFB Ser. 04-40, Class KS, IO, 6.703s, 2034		11,672,444	2,052,439
IFB Ser. 03-130, Class BS, IO, 6.703s, 2033		9,336,831	1,261,051
IFB Ser. 03-34, Class WS, IO, 6.653s, 2029		15,332,027	1,681,939
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036		86,083	15,925
IFB Ser. 05-42, Class SA, IO, 6.453s, 2035		3,883,870	449,985
IFB Ser. 05-48, Class SM, IO, 6.453s, 2034		3,639,554	481,440
IFB Ser. 07-32, Class JS, IO, 6.443s, 2037		29,458,801	4,354,895
IFB Ser. 05-7, Class SC, IO, 6.353s, 2035		10,905,275	1,181,837
IFB Ser. 07-54, Class CI, IO, 6.413s, 2037		4,247,824	639,535
IFB Ser. 07-28, Class SE, IO, 6.403s, 2037		744,610	111,613
IFB Ser. 07-24, Class SD, IO, 6.403s, 2037		7,791,823	1,057,272
IFB Ser. 05-90, Class GS, IO, 6.403s, 2035		6,780,551	1,031,186
IFB Ser. 05-90, Class SP, IO, 6.403s, 2035		1,866,328	254,114
IFB Ser. 05-18, Class SK, IO, 6.403s, 2035		6,195,440	568,556
IFB Ser. 05-45, Class PL, IO, 6.403s, 2034		4,225,578	600,057
IFB Ser. 07-30, Class IE, IO, 6.393s, 2037		16,185,538	2,925,860
IFB Ser. 06-123, Class CI, IO, 6.393s, 2037		7,808,213	1,137,501
IFB Ser. 07-61, Class SA, IO, 6.373s, 2037		9,189,063	1,246,267
IFB Ser. 06-43, Class JS, IO, 6.353s, 2036		11,113,333	1,725,193
IFB Ser. 06-32, Class SI, IO, 6.353s, 2036		78,445,459	11,829,818
IFB Ser. 06-36, Class SP, IO, 6.353s, 2036		10,639,543	1,357,038
IFB Ser. 06-22, Class QM, IO, 6.353s, 2036		20,288,530	3,520,615
IFB Ser. 06-23, Class SP, IO, 6.353s, 2036		3,637,369	534,148
IFB Ser. 06-16, Class SM, IO, 6.353s, 2036		11,023,690	1,795,902
IFB Ser. 05-95, Class CI, IO, 6.353s, 2035		5,463,118	886,664
IFB Ser. 05-84, Class SG, IO, 6.353s, 2035		15,114,731	2,466,516
IFB Ser. 06-3, Class SB, IO, 6.353s, 2035		21,353,051	3,426,524
IFB Ser. 05-29, Class SX, IO, 6.353s, 2035		4,411,369	699,796
IFB Ser. 05-57, Class DI, IO, 6.353s, 2035		3,349,835	427,514
IFB Ser. 04-92, Class S, IO, 6.353s, 2034		11,703,976	1,495,885
IFB Ser. 05-51, Class WS, IO, 6.283s, 2035		10,291,495	1,594,153
IFB Ser. 06-104, Class EI, IO, 6.343s, 2036		4,838,589	755,016
IFB Ser. 06-128, Class GS, IO, 6.333s, 2037		4,718,767	697,566
IFB Ser. 05-73, Class SD, IO, 6.333s, 2035		5,840,088	1,047,355
IFB Ser. 08-10, Class PI, IO, 6.303s, 2037		12,920,048	1,310,610
IFB Ser. 06-51, Class SP, IO, 6.303s, 2036		2,312,847	355,993
IFB Ser. 04-92, Class SQ, IO, 6.303s, 2034		5,081,470	829,579
IFB Ser. 06-109, Class SH, IO, 6.273s, 2036		9,072,371	1,544,099
IFB Ser. 06-111, Class SA, IO, 6.273s, 2036		41,269,055	6,133,820
IFB Ser. 06-111, Class SB, IO, 6.273s, 2036		29,107,357	4,010,703
IFB Ser. 06-104, Class IC, IO, 6.253s, 2036		8,028,917	1,261,120
IFB Ser. 06-103, Class SB, IO, 6.253s, 2036		13,793,521	1,861,463
IFB Ser. 06-8, Class HJ, IO, 6.253s, 2036		15,455,483	2,146,303
IFB Ser. 06-8, Class JH, IO, 6.253s, 2036		26,700,509	4,067,556
IFB Ser. 06-36, Class PS, IO, 6.253s, 2036		14,173,005	2,078,613
IFB Ser. 05-57, Class MS, IO, 6.253s, 2035		3,293,163	389,692
IFB Ser. 05-122, Class SG, IO, 6.253s, 2035		3,832,159	576,165
IFB Ser. 05-122, Class SW, IO, 6.253s, 2035		3,729,560	535,528
IFB Ser. 06-17, Class SI, IO, 6.233s, 2036		10,914,212	1,497,212
IFB Ser. 06-60, Class YI, IO, 6.223s, 2036		15,619,619	2,727,654
IFB Ser. 06-86, Class SB, IO, 6.203s, 2036		2,361,770	373,892
IFB Ser. 09-12, Class AI, IO, 6.153s, 2037		15,346,989	2,176,050
IFB Ser. 06-62, Class SB, IO, 6.153s, 2036		29,322,414	4,226,240
IFB Ser. 07-15, Class NI, IO, 6.153s, 2022		7,127,860	881,999
IFB Ser. 10-27, Class BS, IO, 6.103s, 2040		9,708,297	1,418,132
IFB Ser. 09-70, Class SI, IO, 6.103s, 2036		30,905,328	3,367,135
IFB Ser. 06-79, Class SH, IO, 6.103s, 2036		12,468,080	1,924,323
IFB Ser. 07-30, Class LI, IO, 6.093s, 2037		21,419,797	2,883,533
IFB Ser. 07-89, Class SA, IO, 6.083s, 2037		20,082,772	2,510,346
IFB Ser. 07-48, Class SG, IO, 6.083s, 2037		31,561,463	4,186,628
IFB Ser. 06-82, Class SI, IO, 6.083s, 2036		52,739,982	5,688,534
IFB Ser. 07-54, Class GI, IO, 6.063s, 2037		6,205,799	738,118
IFB Ser. 07-54, Class IA, IO, 6.063s, 2037		3,704,685	515,540
IFB Ser. 07-54, Class IB, IO, 6.063s, 2037		3,704,685	515,540
IFB Ser. 07-54, Class IC, IO, 6.063s, 2037		7,820,293	1,088,264
IFB Ser. 07-54, Class ID, IO, 6.063s, 2037		3,704,685	515,540
IFB Ser. 07-54, Class IF, IO, 6.063s, 2037		5,867,885	785,240
IFB Ser. 10-2, Class LS, IO, 6.053s, 2037		14,696,790	1,960,567
IFB Ser. 06-116, Class TS, IO, 6.053s, 2036		19,074,928	2,615,745
IFB Ser. 06-115, Class JI, IO, 6.033s, 2036		22,559,365	3,092,663

IFB Ser. 10-10, Class SA, IO, 6.003s, 2040	49,116,669	5,755,860
IFB Ser. 06-123, Class LI, IO, 5.973s, 2037	7,035,947	927,619
IFB Ser. 10-2, Class SD, IO, 5.953s, 2040	16,043,028	1,821,160
IFB Ser. 07-81, Class IS, IO, 5.953s, 2037	5,123,436	651,906
IFB Ser. 08-11, Class SC, IO, 5.933s, 2038	7,992,072	1,040,328
IFB Ser. 10-2, Class MS, IO, 5.903s, 2050	13,187,567	1,379,511
IFB Ser. 09-104, Class KS, IO, 5.853s, 2039	15,148,964	1,840,841
IFB Ser. 09-88, Class SA, IO, 5.853s, 2039	35,979,583	4,122,900
IFB Ser. 09-71, Class XS, IO, 5.853s, 2036	41,252,188	4,542,893
IFB Ser. 07-39, Class AI, IO, 5.773s, 2037	6,291,648	762,799
IFB Ser. 07-32, Class SD, IO, 5.763s, 2037	4,405,144	610,353
IFB Ser. 09-62, Class PS, IO, 5.753s, 2039	18,994,408	1,678,358
IFB Ser. 09-47, Class SA, IO, 5.753s, 2039	40,548,013	4,540,489
IFB Ser. 07-42, Class S, IO, 5.753s, 2037	6,322,704	757,434
IFB Ser. 07-26, Class S, IO, 5.753s, 2037	33,671,797	4,288,624
IFB Ser. 07-30, Class UI, IO, 5.753s, 2037	3,732,068	500,052
IFB Ser. 07-32, Class SC, IO, 5.753s, 2037	6,291,150	827,815
IFB Ser. 07-32, Class SG, IO, 5.753s, 2037 (F)	23,510,387	2,800,233
IFB Ser. 07-1, Class CI, IO, 5.753s, 2037	4,063,528	537,918
IFB Ser. 05-74, Class NI, IO, 5.733s, 2035 (F)	8,811,331	1,242,682
IFB Ser. 08-46, Class MI, IO, 5.703s, 2038	29,843,244	2,777,809
IFB Ser. 05-5, Class SP, IO, 5.703s, 2035	41,206,692	4,975,708
Ser. 06-W3, Class 1AS, IO, 5.664s, 2046	21,284,306	3,064,032
Ser. 06-W2, Class 1AS, IO, 5.663s, 2036	7,203,234	765,344
IFB Ser. 04-46, Class PJ, IO, 5.653s, 2034	16,868,179	1,987,071
Ser. 09-86, Class XI, IO, 5 1/2s, 2039	34,491,991	5,103,780
Ser. 07-W1, Class 1AS, IO, 5.404s, 2046	11,916,001	1,591,416
IFB Ser. 09-3, Class SE, IO, 5.153s, 2037	5,047,943	542,452
Ser. 10-21, Class IP, IO, 5s, 2039 (F)	27,462,934	3,831,597
Ser. 378, Class 19, IO, 5s, 2035 (F)	24,793,339	3,791,996
IFB Ser. 05-W2, Class A2, IO, 4.863s, 2035	5,743,704	628,615
Ser. 09-86, Class UI, IO, 4s, 2014	24,944,522	1,933,949
Ser. 03-W12, Class 2, IO, 2.225s, 2043	17,765,806	1,455,170
Ser. 03-W10, Class 3, IO, 1.817s, 2043	9,202,770	642,585
Ser. 03-W10, Class 1, IO, 1.715s, 2043	13,351,558	850,611
Ser. 03-W8, Class 12, IO, 1.64s, 2042	13,170,302	823,675
Ser. 03-W17, Class 12, IO, 1.143s, 2033	14,167,342	637,530
Ser. 06-26, Class NB, 1s, 2036	563,677	520,863
Ser. 03-T2, Class 2, IO, 0.811s, 2042	19,121,938	529,183
Ser. 01-T1, Class 1, IO, 0.774s, 2040	759,131	14,006
Ser. 00-T6, IO, 0.771s, 2030	12,893,126	294,219
Ser. 03-W6, Class 51, IO, 0.66s, 2042	351,703	7,737
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	25,325,276	583,396
Ser. 01-T12, Class IO, 0.565s, 2041	513,170	11,179
Ser. 02-T18, IO, 0.509s, 2042	36,765,333	719,047
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	20,686,367	385,801
Ser. 03-W2, Class 1, IO, 0.465s, 2042	311,727	4,811
Ser. 02-T4, IO, 0.445s, 2041	2,997,484	31,288
Ser. 01-50, Class B1, IO, 0.434s, 2041	884,199	13,615
Ser. 02-T1, Class IO, IO, 0.423s, 2031	612,019	9,726
Ser. 03-W6, Class 3, IO, 0.368s, 2042	490,662	6,144
Ser. 03-W6, Class 23, IO, 0.351s, 2042	17,594,831	215,894
Ser. 02-W8, Class 1, IO, 0.348s, 2042	18,778,279	264,070
Ser. 06-56, Class XF, zero %, 2036	258,944	235,495
Ser. 05-117, Class MO, PO, zero %, 2036	8,717	8,723
Ser. 05-50, Class LO, PO, zero %, 2035	59,702	58,992
Ser. 99-51, Class N, PO, zero %, 2029	253,647	228,460
FRB Ser. 05-91, Class EF, zero %, 2035	64,082	63,138
FRB Ser. 05-51, Class FV, zero %, 2035	23,003	22,975
IFB Ser. 09-86, Class SA, IO, zero %, 2039	33,259,129	386,138
IFB Ser. 06-48, Class FG, zero %, 2036	320,067	316,423
Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.753s, 2043	2,592,949	587,078
IFB Ser. T-56, Class 3ASI, IO, 7.153s, 2043	1,191,629	226,318
Ser. T-56, Class A, IO, 0.524s, 2043	371,766	7,425
Ser. T-56, Class 1, IO, 0.122s, 2043	445,224	3,310
Ser. T-57, Class 1AX, IO, 0.004s, 2043	11,169,417	157,481
Ser. T-56, Class 2, IO, zero %, 2043	410,994	31
Ser. T-56, Class 3, IO, zero %, 2043	12,251,228	83,344
FFCA Secured Lending Corp. 144A Ser. 00-1, Class X,
IO, 1.201s, 2020	20,363,755	590,549
First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035	3,121,100	2,114,944
First Union-Lehman Brothers Commercial Mortgage Trust
II Ser. 97-C2, Class G, 7 1/2s, 2029	1,408,000	1,494,146
Freddie Mac
IFB Ser. 3182, Class SP, 27.201s, 2032	1,391,094	2,069,090
IFB Ser. 3211, Class SI, IO, 26.195s, 2036	2,008,278	1,268,448
IFB Ser. 3408, Class EK, 24.386s, 2037	1,341,477	1,955,416
IFB Ser. 3077, Class ST, IO, 23.284s, 2035	19,075,057	11,728,180
IFB Ser. 2979, Class AS, 22.991s, 2034	835,765	1,170,721
IFB Ser. 3105, Class SI, IO, 18.701s, 2036	4,682,917	2,329,564
IFB Ser. 2684, Class SP, IO, 7.15s, 2033	31,651,000	6,446,349
IFB Ser. 3184, Class SP, IO, 7s, 2033	6,605,165	744,389
IFB Ser. 3110, Class SP, IO, 6.95s, 2035	6,845,097	1,254,296
IFB Ser. 3156, Class PS, IO, 6.9s, 2036	31,547,305	5,500,273
IFB Ser. 3149, Class LS, IO, 6.85s, 2036	13,597,285	2,655,414
IFB Ser. 3119, Class PI, IO, 6.85s, 2036	14,516,272	2,808,899
IFB Ser. 2882, Class NS, IO, 6.85s, 2034	5,486,724	715,688
IFB Ser. 3149, Class SE, IO, 6.8s, 2036	3,825,888	688,928
IFB Ser. 3203, Class SH, IO, 6.79s, 2036	3,839,802	631,371
IFB Ser. 3208, Class PS, IO, 6 3/4s, 2036	76,765,201	13,344,058
IFB Ser. 2835, Class AI, IO, 6 3/4s, 2034	361,680	60,411
IFB Ser. 2828, Class TI, IO, 6.7s, 2030	2,366,402	310,776
IFB Ser. 3249, Class SI, IO, 6.4s, 2036	2,155,529	366,721
IFB Ser. 3042, Class SP, IO, 6.4s, 2035	4,873,881	775,704
IFB Ser. 2990, Class TS, IO, 6.4s, 2035	6,871,205	674,116
IFB Ser. 3028, Class ES, IO, 6.4s, 2035	15,319,887	2,384,939

IFB Ser. 3287, Class SE, IO, 6.35s, 2037	21,597,984	3,118,317
IFB Ser. 3122, Class DS, IO, 6.35s, 2036	14,136,606	2,243,281
IFB Ser. 3123, Class LI, IO, 6.35s, 2036	9,548,841	1,638,963
IFB Ser. 3108, Class SV, IO, 6.35s, 2036	39,749,950	5,818,200
IFB Ser. 3117, Class SC, IO, 6.35s, 2036	25,155,932	3,694,903
IFB Ser. 3139, Class SE, IO, 6.35s, 2036	35,266,497	4,704,551
IFB Ser. 3107, Class DC, IO, 6.35s, 2035	11,570,626	1,868,216
IFB Ser. 3001, Class IH, IO, 6.35s, 2035	8,927,762	1,364,698
IFB Ser. 2906, Class SW, IO, 6.35s, 2034	5,893,863	624,160
IFB Ser. 2950, Class SM, IO, 6.35s, 2016	13,012,360	1,776,160
IFB Ser. 3256, Class S, IO, 6.34s, 2036	7,242,670	1,122,083
IFB Ser. 3031, Class BI, IO, 6.34s, 2035	3,115,640	538,125
IFB Ser. 3249, Class SM, IO, 6.3s, 2036	16,931,316	2,440,649
IFB Ser. 3240, Class SM, IO, 6.3s, 2036	6,647,000	879,598
IFB Ser. 3149, Class SI, IO, 6.3s, 2036	17,228,690	2,409,325
IFB Ser. 3147, Class SD, IO, 6.3s, 2036	22,028,468	3,193,489
IFB Ser. 3398, Class SI, IO, 6.3s, 2036	10,727,452	1,280,643
IFB Ser. 3067, Class SI, IO, 6.3s, 2035	4,651,998	763,300
IFB Ser. 3128, Class JI, IO, 6.28s, 2036	11,811,161	1,834,722
IFB Ser. 3240, Class S, IO, 6.27s, 2036	11,121,461	1,550,777
IFB Ser. 3065, Class DI, IO, 6.27s, 2035	2,139,340	358,648
IFB Ser. 3231, Class SA, IO, 6 1/4s, 2036	2,964,615	417,362
IFB Ser. 3145, Class GI, IO, 6 1/4s, 2036	1,037,436	166,788
IFB Ser. 3114, Class IP, IO, 6 1/4s, 2036	23,326,607	3,164,954
IFB Ser. 3510, Class IB, IO, 6 1/4s, 2036	8,604,963	1,569,545
IFB Ser. 3485, Class SI, IO, 6.2s, 2036	10,130,042	1,582,718
IFB Ser. 3346, Class SC, IO, 6.2s, 2033	316,387,344	43,712,075
IFB Ser. 3346, Class SB, IO, 6.2s, 2033	99,419,178	13,639,317
IFB Ser. 3349, Class AS, IO, 6.15s, 2037	20,663,657	2,762,076
IFB Ser. 3510, Class IA, IO, 6.15s, 2037	16,469,080	2,114,795
IFB Ser. 3238, Class LI, IO, 6.14s, 2036	3,688,344	493,242
IFB Ser. 3171, Class PS, IO, 6.135s, 2036	4,797,926	677,540
IFB Ser. 3171, Class ST, IO, 6.135s, 2036	14,626,630	2,045,443
IFB Ser. 3449, Class SL, IO, 6.13s, 2037	15,782,851	2,217,004
IFB Ser. 3152, Class SY, IO, 6.13s, 2036	9,765,532	1,477,623
IFB Ser. 3510, Class DI, IO, 6.13s, 2035	14,214,062	2,072,552
IFB Ser. 3181, Class PS, IO, 6.12s, 2036	3,400,814	525,392
IFB Ser. 3631, Class PS, IO, 6.1s, 2040	27,250,853	4,016,857
IFB Ser. 3361, Class SI, IO, 6.1s, 2037	17,984,347	2,667,521
IFB Ser. 3199, Class S, IO, 6.1s, 2036	7,335,388	1,008,689
IFB Ser. 3200, Class PI, IO, 6.1s, 2036	31,035,863	4,381,954
IFB Ser. 3284, Class LI, IO, 6.09s, 2037	17,338,841	2,336,409
IFB Ser. 3281, Class AI, IO, 6.08s, 2037	22,302,117	3,031,527
IFB Ser. 3261, Class SA, IO, 6.08s, 2037	2,911,784	395,013
IFB Ser. 3311, Class IA, IO, 6.06s, 2037	5,775,370	785,277
IFB Ser. 3311, Class IB, IO, 6.06s, 2037	5,775,370	785,277
IFB Ser. 3311, Class IC, IO, 6.06s, 2037	5,775,370	785,277
IFB Ser. 3311, Class ID, IO, 6.06s, 2037	11,629,970	1,581,327
IFB Ser. 3311, Class IE, IO, 6.06s, 2037	8,777,069	1,193,418
IFB Ser. 3311, Class PI, IO, 6.06s, 2037	5,650,600	835,038
IFB Ser. 3265, Class SC, IO, 6.06s, 2037	2,136,574	272,648
IFB Ser. 3382, Class SI, IO, 6.05s, 2037	12,393,406	1,345,552
IFB Ser. 3240, Class GS, IO, 6.03s, 2036	7,289,687	964,790
IFB Ser. 3257, Class SI, IO, 5.97s, 2036	3,038,588	426,760
IFB Ser. 3242, Class SC, IO, 5.94s, 2036	10,931,209	1,443,261
IFB Ser. 3242, Class SD, IO, 5.94s, 2036	6,714,454	719,924
IFB Ser. 3225, Class EY, IO, 5.94s, 2036	27,915,880	3,407,692
IFB Ser. 3225, Class JY, IO, 5.94s, 2036	28,821,406	3,743,612
IFB Ser. 3608, Class SC, IO, 5.9s, 2039	24,936,971	2,424,123
IFB Ser. 3621, Class SB, IO, 5.88s, 2040	76,427,103	9,856,329
IFB Ser. 3617, Class BS, IO, 5.87s, 2039	33,027,281	3,756,853
IFB Ser. 2967, Class SA, IO, 5.809s, 2035	4,221,988	427,941
IFB Ser. 3502, Class DS, IO, 5.8s, 2039	2,666,126	371,075
IFB Ser. 3339, Class TI, IO, 5.79s, 2037	15,190,581	1,909,000
IFB Ser. 3284, Class CI, IO, 5.77s, 2037	15,429,599	1,952,616
IFB Ser. 3476, Class S, IO, 5 3/4s, 2038	8,148,535	636,156
IFB Ser. 3303, Class SD, IO, 5.74s, 2037	4,759,086	598,114
IFB Ser. 3309, Class SG, IO, 5.72s, 2037	8,934,904	1,042,871
IFB Ser. 3510, Class BI, IO, 5.68s, 2037	20,884,019	2,688,817
IFB Ser. 3530, Class SC, IO, 5.65s, 2039	37,818,927	3,920,310
IFB Ser. 3536, Class SM, IO, 5.65s, 2039	14,497,165	1,564,099
IFB Ser. 3424, Class UI, IO, 5.41s, 2037	5,568,465	712,498
Ser. 3645, Class ID, IO, 5s, 2040	14,988,059	2,227,825
Ser. 3653, Class KI, IO, 5s, 2038	60,572,205	8,780,547
Ser. 3632, Class CI, IO, 5s, 2038	19,993,630	3,134,401
Ser. 3626, Class DI, IO, 5s, 2037	15,339,236	1,581,782
Ser. 3623, Class CI, IO, 5s, 2036 (F)	13,678,243	1,366,598
IFB Ser. 3607, Class SA, IO, 4.896s, 2036	14,853,925	2,115,645
FRB Ser. 3006, Class FA, 3/4s, 2034	102,961	102,953
Ser. 3331, Class GO, PO, zero %, 2037	108,909	109,200
Ser. 3374, Class DO, PO, zero %, 2037	42,047	42,116
Ser. 3369, PO, zero %, 2037	31,465	29,071
Ser. 3289, Class SI, IO, zero %, 2037	587,655	7,193
Ser. 3314, PO, zero %, 2036	815,832	757,957
Ser. 3141, Class DO, PO, zero %, 2036	180,503	166,965
Ser. 3124, Class DO, PO, zero %, 2036	110,556	99,591
Ser. 3097, Class OC, PO, zero %, 2036	34,997	33,597
Ser. 3106, PO, zero %, 2036	38,709	38,465
Ser. 3084, Class ON, PO, zero %, 2035	42,147	41,515
Ser. 2989, Class WO, PO, zero %, 2035	40,202	39,957
Ser. 2975, Class QO, PO, zero %, 2035	35,761	34,867
Ser. 2981, Class CO, PO, zero %, 2035	71,745	69,951
Ser. 2947, Class AO, PO, zero %, 2035	40,127	34,660
Ser. 2951, Class JO, PO, zero %, 2035	63,920	53,950
Ser. 2985, Class CO, PO, zero %, 2035	138,776	120,429
Ser. 3145, Class KO, PO, zero %, 2034	52,244	50,480
Ser. 2692, Class TO, PO, zero %, 2033	138,164	117,918
Ser. 1208, Class F, PO, zero %, 2022	230,595	213,779
FRB Ser. 3345, Class TY, zero %, 2037	219,716	216,214

FRB Ser. 3299, Class FD, zero %, 2037	319,307	313,414
FRB Ser. 3304, Class UF, zero %, 2037	404,765	373,280
FRB Ser. 3326, Class XF, zero %, 2037 (F)	117,829	116,849
FRB Ser. 3273, Class HF, zero %, 2037	39,789	38,956
FRB Ser. 3235, Class TP, zero %, 2036	37,656	37,322
FRB Ser. 3283, Class KF, zero %, 2036	23,856	23,665
FRB Ser. 3332, Class UA, zero %, 2036	1,204	1,201
FRB Ser. 3251, Class TC, zero %, 2036	427,443	416,471
FRB Ser. 3067, Class SF, zero %, 2035	457,848	437,507
FRB Ser. 3072, Class TJ, zero %, 2035	176,341	148,533
FRB Ser. 3047, Class BD, zero %, 2035	285,945	269,783
FRB Ser. 3052, Class TJ, zero %, 2035	65,850	63,020
FRB Ser. 3326, Class WF, zero %, 2035 (F)	1,631,877	1,586,074
FRB Ser. 3030, Class EF, zero %, 2035	217,707	188,161
FRB Ser. 3033, Class YF, zero %, 2035	254,023	238,850
FRB Ser. 3251, Class TP, zero %, 2035	208,395	203,520
FRB Ser. 3263, Class AE, zero %, 2035	179,940	179,001
FRB Ser. 3412, Class UF, zero %, 2035	218,067	186,135
FRB Ser. 3007, Class LU, zero %, 2035	35,133	25,462
FRB Ser. 2958, Class TP, zero %, 2035	46,786	46,167
FRB Ser. 2963, Class TW, zero %, 2035	73,437	72,972
FRB Ser. 2958, Class FB, zero %, 2035	66,296	65,569
FRB Ser. 2947, Class GF, zero %, 2034	197,832	188,427
FRB Ser. 3006, Class TE, zero %, 2034	76,149	74,994
GMAC Commercial Mortgage Securities, Inc. 144A Ser.
99-C3, Class G, 6.974s, 2036	1,511,918	1,164,177
Government National Mortgage Association
IFB Ser. 10-14, Class SA, IO, 7.653s, 2032	2,922,211	454,930
IFB Ser. 08-47, Class S, IO, 7.35s, 2038	6,247,445	814,836
IFB Ser. 04-11, Class SB, IO, 6.853s, 2034	11,859,595	1,861,245
IFB Ser. 05-68, Class SN, IO, 6.85s, 2034	8,310,329	1,006,381
IFB Ser. 07-47, Class SA, IO, 6 3/4s, 2036	5,240,628	770,445
IFB Ser. 04-96, Class KS, IO, 6.653s, 2034	4,475,485	677,857
IFB Ser. 06-16, Class GS, IO, 6.643s, 2036	10,601,298	1,319,438
IFB Ser. 09-88, Class MS, IO, 6.553s, 2039	5,105,116	626,884
IFB Ser. 09-76, Class MS, IO, 6.553s, 2039	13,718,898	1,648,600
IFB Ser. 07-35, Class NY, IO, 6.55s, 2035	5,710,839	564,530
IFB Ser. 07-26, Class SG, IO, 6.503s, 2037	21,994,116	2,245,599
IFB Ser. 09-106, Class XI, IO, 6.453s, 2037	171,640,067	19,628,758
IFB Ser. 10-14, Class SB, IO, 6.453s, 2035	1,064,272	151,425
IFB Ser. 08-79, Class ID, IO, 6.453s, 2035	13,695,575	2,183,587
IFB Ser. 05-13, Class SD, IO, 6.453s, 2035	17,608,188	2,599,497
IFB Ser. 09-66, Class XS, IO, 6.45s, 2039	27,305,643	3,334,332
IFB Ser. 09-106, Class XL, IO, 6.403s, 2037	25,896,936	2,774,598
IFB Ser. 09-87, Class SI, IO, 6.403s, 2035	7,799,105	1,143,427
IFB Ser. 04-104, Class IS, IO, 6.403s, 2034	6,393,401	744,000
IFB Ser. 09-87, Class IG, IO, 6.393s, 2037	15,468,198	2,142,345
IFB Ser. 07-53, Class SY, IO, 6.388s, 2037	7,918,074	822,902
IFB Ser. 09-61, Class SA, IO, 6.353s, 2039	92,517,920	10,546,118
IFB Ser. 10-47, Class PX, IO, 6.353s, 2037	6,456,080	705,843
IFB Ser. 06-25, Class SI, IO, 6.352s, 2036	13,854,317	1,643,815
IFB Ser. 07-37, Class SU, IO, 6.34s, 2037	9,532,897	1,265,206
IFB Ser. 07-37, Class YS, IO, 6.32s, 2037	5,761,577	722,214
IFB Ser. 07-16, Class PU, IO, 6.303s, 2037	4,046,026	484,714
IFB Ser. 09-106, Class LP, IO, 6.263s, 2036	59,933,055	6,657,364
IFB Ser. 09-87, Class SK, IO, 6.253s, 2032	40,751,608	3,906,857
IFB Ser. 08-6, Class TI, IO, 6 1/4s, 2032	7,885,413	658,274
IFB Ser. 06-34, Class PS, IO, 6.243s, 2036	1,592,372	175,177
IFB Ser. 10-31, Class PS, IO, 6.203s, 2038	14,043,864	2,192,897
IFB Ser. 09-18, Class MS, IO, 6.203s, 2035	13,393,518	1,052,597
IFB Ser. 10-47, Class XN, IO, 6.2s, 2034	29,141,102	2,293,696
IFB Ser. 10-53, Class SA, IO, 6.153s, 2039	41,855,235	6,027,949
IFB Ser. 09-24, Class SA, IO, 6.153s, 2037	36,311,744	2,636,233
IFB Ser. 06-26, Class S, IO, 6.153s, 2036	33,930,210	3,430,921
IFB Ser. 09-104, Class KS, IO, 6.15s, 2039	25,959,603	3,031,700
IFB Ser. 08-9, Class SK, IO, 6.133s, 2038	9,468,294	1,053,064
IFB Ser. 10-47, Class UX, IO, 6.12s, 2037	6,948,579	959,668
IFB Ser. 07-35, Class KY, IO, 6.1s, 2037	41,383,196	3,960,372
IFB Ser. 09-102, Class SM, IO, 6.05s, 2039	63,266,947	6,870,395
IFB Ser. 09-35, Class SP, IO, 6.05s, 2037	28,520,737	3,329,226
IFB Ser. 09-106, Class SC, IO, 6.003s, 2039	85,065,820	10,258,938
IFB Ser. 05-65, Class SI, IO, 6.003s, 2035	12,662,112	1,446,393
IFB Ser. 09-102, Class SA, IO, 5.98s, 2039	16,329,852	1,844,763
IFB Ser. 09-110, Class NS, IO, 5.953s, 2039	30,742,868	2,955,988
IFB Ser. 09-87, Class KI, IO, 5.953s, 2035	1,883,852	228,285
IFB Ser. 09-92, Class SL, IO, 5.95s, 2039	47,294,552	4,499,604
IFB Ser. 06-16, Class SX, IO, 5.943s, 2036	8,193,217	903,712
IFB Ser. 06-10, Class SL, IO, 5.913s, 2036	10,155,163	1,089,947
IFB Ser. 10-47, Class UD, IO, 5.903s, 2038	20,521,203	1,782,882
IFB Ser. 09-106, Class SD, IO, 5.903s, 2036	34,765,546	3,782,839
IFB Ser. 09-87, Class SN, IO, 5.903s, 2035	13,723,474	1,255,012
IFB Ser. 10-47, Class VS, IO, 5.9s, 2040	27,802,355	3,776,672
IFB Ser. 09-88, Class SK, IO, 5.9s, 2039	43,240,729	3,861,771
IFB Ser. 09-72, Class SM, IO, 5.9s, 2039	55,657,059	6,417,955
IFB Ser. 09-92, Class SA, IO, 5.9s, 2039	96,634,104	11,222,119
IFB Ser. 09-77, Class SB, IO, 5.9s, 2038	24,492,825	2,735,824
IFB Ser. 09-87, Class TS, IO, 5.753s, 2035	8,931,064	1,082,177
IFB Ser. 09-66, Class BS, IO, 5.74s, 2039	41,123,004	4,289,574
IFB Ser. 04-83, Class CS, IO, 5.733s, 2034	15,240,506	1,780,091
IFB Ser. 09-50, Class SW, IO, 5.653s, 2039	40,422,530	3,694,877
IFB Ser. 09-106, Class ST, IO, 5.653s, 2038	110,179,854	11,541,340
IFB Ser. 04-41, Class SG, IO, 5.653s, 2034	8,870,056	372,808
IFB Ser. 10-68, Class MS, IO, 5 1/2s, 2040	35,951,000	4,774,742
IFB Ser. 10-14, Class SC, IO, 4.446s, 2035	5,035,238	707,451
IFB Ser. 10-47, Class TX, IO, 0.491s, 2035	118,317,800	1,394,967
IFB Ser. 10-47, Class XT, IO, 0.184s, 2038	142,171,981	604,231
IFB Ser. 09-87, Class WT, IO, 0.178s, 2035	30,312,341	93,665
IFB Ser. 09-106, Class WT, IO, 0.149s, 2037	14,918,955	47,442
Ser. 06-36, Class OD, PO, zero %, 2036	119,769	111,538

Ser. 06-64, PO, zero %, 2034	190,384	165,843
Ser. 99-31, Class MP, PO, zero %, 2029	20,612	18,490
FRB Ser. 07-73, Class KI, IO, zero %, 2037	1,044,148	12,095
FRB Ser. 07-73, Class KM, zero %, 2037	104,580	97,030
FRB Ser. 07-16, Class WF, zero %, 2037	476,537	471,010
Greenwich Capital Commercial Funding Corp. FRB Ser.
06-GG7, Class A2, 5.888s, 2038	7,368,019	7,546,968
GS Mortgage Securities Corp. II FRB Ser. 07-GG10,
Class A3, 5.999s, 2045	2,581,000	2,698,189
GS Mortgage Securities Corp. II 144A Ser. 05-GG4,
Class XC, IO, 0.301s, 2039	469,824,731	8,450,437
GSMPS Mortgage Loan Trust FRB Ser. 05-RP2, Class 1AF,
0.697s, 2035	8,735,490	7,075,747
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.949s, 2035	62,602,955	8,788,096
Ser. 05-RP3, Class 1AS, IO, 5.445s, 2035	7,623,599	1,048,955
Ser. 01-2, IO, 0.211s, 2032	969,748	6,819
HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s,
2035 (In default) (NON)	409,597	41
HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
5.969s, 2037	13,605,856	9,430,559
Impac CMB Trust FRB Ser. 05-4, Class 1A1A, 0.887s, 2035	15,875,683	11,906,762
IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.457s, 2037	6,171,547	3,147,489
IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 5.694s, 2036	3,481,261	1,984,814
FRB Ser. 07-AR9, Class 2A1, 5.691s, 2037	6,175,857	4,153,264
FRB Ser. 07-AR15, Class 1A1, 5.673s, 2037	5,993,011	3,790,580
FRB Ser. 06-AR25, Class 3A1, 5.664s, 2036	8,648,163	4,842,971
FRB Ser. 07-AR13, Class 4A1, 5.504s, 2037	7,609,855	3,861,110
FRB Ser. 05-AR23, Class 6A1, 5.383s, 2035	27,663,201	20,470,769
FRB Ser. 05-AR31, Class 3A1, 5.374s, 2036	10,697,209	6,739,242
FRB Ser. 06-AR3, Class 3A1B, 5.327s, 2036	6,696,173	4,268,810
FRB Ser. 07-AR7, Class 2A1, 5.128s, 2037	6,477,509	3,449,273
FRB Ser. 07-AR11, Class 1A1, 4.935s, 2037	4,563,373	2,738,024
FRB Ser. 06-AR27, Class 2A2, 0.547s, 2036	9,388,216	6,290,105
FRB Ser. 06-AR41, Class A3, 0.527s, 2037	7,217,657	3,536,652
FRB Ser. 06-AR35, Class 2A1A, 0.517s, 2037	21,224,140	11,148,638
JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.921s, 2036	4,172,426	3,254,493
FRB Ser. 06-A6, Class 1A1, 0.507s, 2036	4,895,080	2,316,244
JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-CB20, Class A2, 5.629s, 2051	5,765,000	5,962,175
Ser. 08-C2, Class X, IO, 0.476s, 2051	259,993,623	6,199,860
JPMorgan Chase Commercial Mortgage Securities Corp.
144A Ser. 07-CB20, Class X1, IO, 0.19s, 2051	278,222,040	3,227,376
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,960,723	1,214,541
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	2,966,572
LB-UBS Commercial Mortgage Trust
Ser. 07-C7, Class A3, 5.866s, 2045	20,510,000	20,663,050
Ser. 07-C2, Class A3, 5.43s, 2040	18,881,000	18,938,077
Ser. 07-C1, Class A4, 5.424s, 2040	24,620,000	24,510,911
Merrill Lynch Alternative Note Asset FRB Ser. 07-AF1,
Class AV1, 5.418s, 2037	8,424,719	4,380,854
Merrill Lynch Capital Funding Corp. Ser. 06-4,
Class XC, IO, 0.198s, 2049	199,514,413	2,301,937
Merrill Lynch Mortgage Investors Trust
FRB Ser. 06-A4, Class 3A1, 5.903s, 2036	12,292,207	7,263,072
FRB Ser. 06-A1, Class 1A1, 5.512s, 2036	18,958,973	11,405,718
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.22s, 2035	702,588	546,150
Ser. 96-C2, Class JS, IO, 2.273s, 2028	5,605,941	135,159
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.02s, 2050	1,006,000	1,040,895
FRB Ser. 07-C1, Class A2, 5.916s, 2050	6,757,000	7,013,715
Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A2, 6.118s, 2049	1,229,000	1,339,209
Mezz Cap Commercial Mortgage Trust Ser. 07-C5,
Class X, IO, 4.95s, 2017	10,522,855	841,828
Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 7.933s, 2037	6,439,518	611,754
Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.458s, 2043	2,439,000	2,622,608
FRB Ser. 07-IQ15, Class A2, 6.035s, 2049	8,367,000	8,773,845
Ser. 07-HQ13, Class A2, 5.649s, 2044	10,291,000	11,026,595
Morgan Stanley Capital I 144A FRB Ser. 04-RR,
Class F7, 6s, 2039	13,869,752	1,074,906
Morgan Stanley Mortgage Loan Trust
FRB Ser. 07-11AR, Class 2A5, 9.606s, 2037	8,734,752	4,618,500
FRB Ser. 06-3AR, Class 3A1, 5.833s, 2036	11,103,410	7,217,217
FRB Ser. 07-14AR, Class 6A1, 5.587s, 2037	36,503,909	21,902,346
FRB Ser. 07-11AR, Class 2A1, 5.553s, 2037	17,049,213	8,567,229
FRB Ser. 07-15AR, Class 2A1, 5.45s, 2037	16,360,055	11,107,545
Ser. 06-6AR, Class 2A, 5.411s, 2036	22,681,155	13,835,505
Ser. 05-5AR, Class 2A1, 3.571s, 2035	5,536,301	3,487,870
FRB Ser. 06-1AR, Class 1A1, 0.627s, 2036	8,400,252	4,452,133
FRB Ser. 06-5AR, Class A, 0.597s, 2036	31,216,425	14,983,884
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.275s, 2030	2,378,284	2,384,230
Ser. 97-MC2, Class X, IO, 1.751s, 2012	13,605	444
Nomura Asset Acceptance Corp. 144A IFB Ser. 04-R3,
Class AS, IO, 6.703s, 2035	9,396,839	1,697,915
PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2033	880,000	88,000
Residential Accredit Loans, Inc.
FRB Ser. 07-QS5, Class A5, 0.647s, 2037	38,473,746	18,852,136
FRB Ser. 06-QA4, Class A, 0.527s, 2036	11,243,548	5,740,168
Residential Asset Securitization Trust

Ser. 07-A5, Class 2A3, 6s, 2037		10,566,825	8,030,787
Ser. 06-A5CB, Class A6, 6s, 2036		10,245,288	5,820,604
FRB Ser. 05-A2, Class A1, 0.847s, 2035		19,577,966	13,918,289
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018		1,339,000	937,300
Ser. 03-1A, Class N, 5s, 2018		1,590,000	1,033,500
Ser. 04-1A, Class M, 5s, 2018		1,438,000	862,800
Ser. 04-1A, Class N, 5s, 2018		1,371,000	754,050
Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-10, Class 1A1, 6s, 2037		12,990,583	7,037,242
FRB Ser. 05-23, Class 3A1, 5.948s, 2036		13,627,772	10,016,412
FRB Ser. 06-9, Class 1A1, 5.896s, 2036		3,953,139	2,156,867
FRB Ser. 06-4, Class 6A, 5.819s, 2036		8,985,592	6,626,874
FRB Ser. 05-18, Class 6A1, 4.915s, 2035		8,205,916	6,277,526
FRB Ser. 06-12, Class 1A1, 0.507s, 2037		40,930,991	23,330,665
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.896s, 2037		149,740,968	22,796,983
Ser. 05-RF7, Class A, IO, 5.426s, 2035		22,368,645	3,057,501
Ser. 07-4, Class 1A4, IO, 1s, 2037		80,006,225	2,898,084
Structured Asset Securities Corp. 144A
Ser. 05-RF1, Class A, IO, 5.722s, 2035		20,959,854	3,002,111
Ser. 06-RF1, IO, 5.61s, 2036		623,694	87,450
Ser. 05-RF6, Class A, IO, 5.542s, 2043		27,996,523	3,852,129
Ser. 05-RF3, Class 1A, IO, 5.483s, 2035		18,579,113	2,177,240
Ser. 07-RF1, Class 1A, IO, 5.226s, 2037		46,294,450	6,072,879
Ser. 06-RF4, Class 1A, IO, 5.008s, 2036		7,440,547	988,977
Ser. 08-RF1, Class AI, IO, 4.49s, 2037		33,368,043	3,919,000

Ursus PLC 144A
Ser. 1-A, Class X1, IO, 4.925s, 2012 (Ireland)	GBP	5,000	57
FRB Ser. 1-A, Class D, 1.56s, 2012 (Ireland)	GBP	1,294,410	135,528
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.099s, 2051		$22,517,000	23,899,274
FRB Ser. 07-C32, Class A2, 5.924s, 2049		22,039,000	22,761,681
Ser. 07-C31, Class A3, 5.483s, 2047		2,576,000	2,634,433
Ser. 07-C31, Class A2, 5.421s, 2047		11,409,000	11,773,978
Ser. 07-C34, IO, 0.524s, 2046		75,703,377	1,420,195
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser.
05-WL5A, Class L, 3.65s, 2018		3,292,000	1,678,920
Wells Fargo Alternative Loan Trust FRB Ser. 07-PA6,
Class A1, 6.34s, 2037		45,093,601	31,426,365

Total mortgage-backed securities (cost $1,719,668,533)			$1,889,971,756

CORPORATE BONDS AND NOTES (20.3%)(a)
		Principal amount	Value

Basic materials (1.4%)
Clondalkin Acquisition BV 144A company guaranty sr.
notes FRN 2.537s, 2013 (Netherlands)		$1,290,000	$1,115,850
Cognis GmbH company guaranty sr. bonds FRB Ser. REGS,
2.719s, 2013 (Netherlands)	EUR	932,000	1,128,895
FMG Finance Pty Ltd. 144A sr. sec. notes 10 5/8s, 2016
(Australia)		$1,831,000	2,014,100
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 3/8s, 2017		7,572,000	8,329,200
Georgia-Pacific Corp. 144A company guaranty 7 1/8s,
2017		2,315,000	2,361,300
Georgia-Pacific, LLC sr. unsec. unsub. notes 9 1/2s,
2011		212,000	227,900
Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s,
2011		230,000	239,488
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance,
ULC company guaranty 9 3/4s, 2014		339,000	320,355
Ineos Finance PLC 144A company guaranty sr. notes
9 1/4s, 2015 (United Kingdom)	EUR	1,150,000	1,404,368
International Paper Co. sr. unsec. notes 9 3/8s, 2019		$4,461,000	5,710,080
LBI Escrow Corp. 144A sr. notes 8s, 2017		2,400,000	2,472,000
NewPage Holding Corp. sr. unsec. unsub. notes FRN
7.527s, 2013 (PIK)		438,538	46,046
Novelis, Inc. company guaranty sr. unsec. notes
11 1/2s, 2015		450,000	470,250
Novelis, Inc. company guaranty sr. unsec. notes
7 1/4s, 2015		701,000	676,465
PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	3,742,000	4,947,635
PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$2,140,000	2,351,325
Rhodia SA sr. unsec. notes FRN Ser. REGS, 3.394s, 2013
(France)	EUR	485,000	554,318
Rockwood Specialties Group, Inc. company guaranty sr.
unsec. sub. notes 7 5/8s, 2014	EUR	465,000	557,304
SGL Carbon SE company guaranty sr. sub. notes FRN Ser.
EMTN, 1.933s, 2015 (Germany)	EUR	1,050,000	1,132,878
Smurfit Kappa Funding PLC sr. unsec. sub. notes
7 3/4s, 2015 (Ireland)		$1,385,000	1,367,688
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		3,963,000	4,101,705
Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s,
2016		1,251,000	1,257,255
Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)		4,212,000	5,160,964
Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)		1,477,000	1,742,860
Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)		2,098,000	2,479,450
Verso Paper Holdings, LLC/Verso Paper, Inc. sr. notes
11 1/2s, 2014		3,787,000	4,080,493
			56,250,172

Capital goods (0.4%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		394,000	386,120

Ball Corp. company guaranty sr. unsec. notes 7 3/8s,
2019		147,000	152,880
Ball Corp. company guaranty sr. unsec. notes 7 1/8s,
2016		218,000	228,083
BBC Holding Corp. sr. notes 8 7/8s, 2014		1,930,000	1,857,625
Crown Americas, LLC/Crown Americas Capital Corp. sr.
notes 7 5/8s, 2013		823,000	845,633
Impress Holdings BV company guaranty sr. disc. bonds
FRB Ser. REGS, 4.121s, 2013 (Netherlands)	EUR	816,000	932,555
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		$2,734,000	3,313,250
Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067 (United
Kingdom)	EUR	1,430,000	1,575,942
Rexel SA company guaranty sr. unsec. notes 8 1/4s,
2016 (France)	EUR	1,487,000	1,851,244
Ryerson Tull, Inc. company guaranty sr. sec. notes
12s, 2015		$2,412,000	2,466,270
TD Funding Corp. 144A company guaranty sr. sub. notes
7 3/4s, 2014		585,000	585,000
Transdigm, Inc. company guaranty sr. unsec. sub. notes
7 3/4s, 2014		2,732,000	2,738,830
			16,933,432

Communication services (2.6%)
Angel Lux Common Sarl sec. notes Ser. REGS, 8 1/4s,
2016 (Denmark)	EUR	1,436,000	1,832,932
CCH II, LLC sr. notes 13 1/2s, 2016		$2,180,504	2,540,287
CCO Holdings LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. notes 7 7/8s, 2018		2,450,000	2,462,250
Cincinnati Bell, Inc. company guaranty sr. unsec.
notes 7s, 2015		804,000	753,750
Cincinnati Bell, Inc. company guaranty sr. unsec. sub.
notes 8 3/4s, 2018		740,000	673,400
Clearwire Communications, LLC/Clearwire Finance, Inc.
144A company guaranty sr. notes 12s, 2015		1,695,000	1,680,169
Cricket Communications, Inc. company guaranty 9 3/8s,
2014		526,000	533,890
Cricket Communications, Inc. company guaranty sr.
unsec. unsub. notes 10s, 2015		2,065,000	2,157,925
Cricket Communications, Inc. company guaranty sr.
unsub. notes 7 3/4s, 2016		4,740,000	4,834,800
CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014		5,053,000	5,267,753
CSC Holdings, Inc. sr. notes 6 3/4s, 2012		364,000	376,740
Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s, 2015
(Jamaica)		1,095,000	1,070,363
Frontier Communications Corp. sr. unsec. notes 8 1/8s,
2018		5,426,000	5,385,305
Frontier Communications Corp. 144A sr. notes 8 1/4s,
2017		2,405,000	2,414,019
Inmarsat Finance PLC 144A company guaranty sr. notes
7 3/8s, 2017 (United Kingdom)		3,315,000	3,389,588
Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)		2,270,000	2,298,375
Intelsat Subsidiary Holding Co., Ltd. company guaranty
sr. unsec. notes 8 7/8s, 2015 (Bermuda)		4,017,000	4,082,276
Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		2,375,000	2,155,313
Magyar Telecom BV 144A company guaranty sr. notes
9 1/2s, 2016 (Hungary)	EUR	1,889,000	2,243,461
Mediacom LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		$673,000	649,445
MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		4,335,000	4,465,050
NII Capital Corp. company guaranty sr. unsec. unsub.
notes 10s, 2016		3,995,000	4,204,738
PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		740,000	719,650
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		1,530,000	1,533,825
Qwest Communications International, Inc. company
guaranty Ser. B, 7 1/2s, 2014		2,400,000	2,406,000
Qwest Corp. sr. unsec. notes 7 1/2s, 2014		610,000	648,888
Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		3,422,000	3,670,095
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,375,000	1,320,000
SBA Telecommunications, Inc. 144A company guaranty sr.
notes 8 1/4s, 2019		3,850,000	4,052,125
SBA Telecommunications, Inc. 144A company guaranty sr.
notes 8s, 2016		1,130,000	1,169,550
Sprint Capital Corp. notes 8 3/8s, 2012		2,495,000	2,616,631
Sprint Nextel Corp. sr. notes 8 3/8s, 2017		6,490,000	6,490,000
UPC Germany GmbH sr. notes Ser. REGS, 9 5/8s, 2019
(Germany)	EUR	2,398,000	2,950,225
UPC Germany GmbH 144A sr. bonds 8 1/8s, 2017 (Germany)	EUR	1,624,000	1,971,561
UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	780,000	962,430
UPC Holdings BV sr. notes Ser. REGS, 8 5/8s, 2014
(Netherlands)	EUR	1,455,000	1,764,985
Virgin Media Finance PLC company guaranty sr. unsec.
bond 8 7/8s, 2019 (United Kingdom)	GBP	242,000	367,224
Virgin Media Finance PLC company guaranty sr. unsec.
unsub. notes 9 1/2s, 2016 (United Kingdom)	EUR	525,000	677,015
Virgin Media Finance PLC 144A company guaranty sr.
notes 7s, 2018 (United Kingdom)	GBP	2,255,000	3,288,593
West Corp. company guaranty 9 1/2s, 2014		$1,298,000	1,304,490
Wind Acquisition Holding company guaranty sr. notes
Ser. REGS, zero %, 2017 (Luxembourg) (PIK)	EUR	1,140,000	1,281,663
Windstream Corp. company guaranty 8 5/8s, 2016		$7,880,000	7,939,100
			102,605,879

Conglomerates (--%)

SPX Corp. sr. unsec. notes 7 5/8s, 2014		1,096,000	1,126,140
			1,126,140

Consumer cyclicals (3.4%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		140,000	152,600
Affinion Group, Inc. company guaranty 11 1/2s, 2015		1,615,000	1,695,750
Affinion Group, Inc. company guaranty 10 1/8s, 2013		1,835,000	1,880,875
Affinity Group, Inc. sr. sub. notes 9s, 2012		3,678,000	2,744,708
Allison Transmission, Inc. 144A company guaranty sr.
unsec. notes 11 1/4s, 2015 (PIK)		2,717,440	2,860,106
AMC Entertainment, Inc. company guaranty 11s, 2016		1,152,000	1,209,600
AMC Entertainment, Inc. sr. sub. notes 8s, 2014		948,000	912,450
American Casino & Entertainment Properties LLC sr.
notes 11s, 2014		1,135,000	1,078,250
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s,
2014		720,000	707,400
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		1,325,000	1,159,375
Building Materials Corp. 144A sr. notes 7s, 2020		2,425,000	2,400,750
Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016		590,000	600,325
Cirsa Capital Luxembourg SA company guaranty Ser.
REGS, 7 7/8s, 2012 (Luxembourg)	EUR	469,000	569,390
Clear Channel Communications, Inc. company guaranty
unsec. unsub. notes 10 3/4s, 2016		$1,854,000	1,302,435
Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		1,473,000	1,480,365
Codere Finance Luxembourg SA sr. sec. notes Ser. REGS,
8 1/4s, 2015 (Luxembourg)	EUR	1,428,000	1,602,549
Corrections Corporation of America company guaranty
sr. notes 7 3/4s, 2017		$6,495,000	6,754,800
D.R. Horton, Inc. sr. notes 7 7/8s, 2011		140,000	145,600
DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 7 5/8s, 2016		588,000	638,715
Echostar DBS Corp. company guaranty 7 1/8s, 2016		2,345,000	2,350,863
Echostar DBS Corp. company guaranty 6 5/8s, 2014		6,614,000	6,614,000
Europcar Groupe SA company guaranty sr. sub. bond FRB
Ser. REGS, 4.183s, 2013 (France)	EUR	947,000	1,015,093
FelCor Lodging LP company guaranty sr. notes 10s,
2014 (R)		$1,695,000	1,771,275
Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		3,553,000	3,739,533
Ford Motor Credit Co., LLC sr. unsec. FRN 3.048s, 2012		155,000	149,640
Ford Motor Credit Co., LLC sr. unsec. unsub. notes
7 1/2s, 2012		575,000	587,980
Goodman Global Group, Inc. 144A sr. disc. notes zero
%, 2014		1,955,000	1,192,550
Goodman Global, Inc. company guaranty sr. unsec. sub.
notes 13 1/2s, 2016		2,100,000	2,310,000
Goodyear Tire & Rubber Co. (The) sr. unsec. notes
10 1/2s, 2016		1,667,000	1,812,863
Grupo Televisa SA sr. unsec. bonds 6 5/8s, 2040
(Mexico)		900,000	937,730
Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)		1,410,000	1,514,523
Hanesbrands, Inc. company guaranty sr. unsec. notes
FRN Ser. B, 4.121s, 2014		1,782,000	1,686,218
Hanesbrands, Inc. sr. unsec. notes 8s, 2016		970,000	983,338
Harrah's Operating Co., Inc. sr. notes 11 1/4s, 2017		1,855,000	1,952,388
Host Marriott LP company guaranty Ser. Q, 6 3/4s, 2016
(R)		2,400,000	2,373,000
Interpublic Group of Companies, Inc. (The) sr. unsec.
notes 10s, 2017		5,780,000	6,372,450
ISS Financing PLC sr. bonds 11s, 2014 (United Kingdom)	EUR	392,000	514,685
ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	1,092,000	1,292,323
Jarden Corp. company guaranty sr. sub. notes Ser. 1,
7 1/2s, 2020	EUR	265,000	308,416
Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		$3,760,000	3,684,800
Lamar Media Corp. company guaranty sr. notes 9 3/4s,
2014		655,000	713,950
Lear Corp. company guaranty sr. unsec. bond 7 7/8s,
2018		2,430,000	2,436,075
Lender Processing Services, Inc. company guaranty sr.
unsec. unsub. notes 8 1/8s, 2016		5,167,000	5,438,268
Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		340,000	351,900
Levi Strauss & Co. 144A sr. notes 7 5/8s, 2020		1,435,000	1,406,300
Limited Brands, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2020		750,000	754,688
Lottomatica SpA sub. notes FRN Ser. REGS, 8 1/4s, 2066
(Italy)	EUR	917,000	1,059,062
Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) (NON)		$1,765,000	269,163
MGM Mirage, Inc. company guaranty 8 1/2s, 2010		233,000	233,000
Michaels Stores, Inc. company guaranty 11 3/8s, 2016		1,295,000	1,346,800
Navistar International Corp. sr. notes 8 1/4s, 2021		2,353,000	2,388,295
Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015 (PIK)		1,845,000	1,849,613
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014		697,000	712,683
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon
zero % (12 1/2s, 8/1/11), 2016 (STP)		3,030,000	2,886,075
Owens Corning, Inc. company guaranty unsec. unsub.
notes 9s, 2019		4,247,000	4,915,903
Penn National Gaming, Inc. sr. unsec. sub. notes
8 3/4s, 2019		2,466,000	2,533,815
Pinnacle Entertainment, Inc. company guaranty sr.
unsec. sub. notes 7 1/2s, 2015		1,295,000	1,214,063
Pinnacle Entertainment, Inc. 144A sr. notes 8 5/8s,

2017		2,900,000	2,987,000
Realogy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014		1,286,000	1,089,885
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		525,000	526,313
Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015		1,549,000	1,645,813
Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015		705,000	652,125
Station Casinos, Inc. sr. notes 6s, 2012
(In default) (NON)		2,191,000	130,091
THL Buildco, Inc. (Nortek Holdings, Inc.) sr. notes
11s, 2013		569,519	593,724
Toys R Us Property Co., LLC 144A company guaranty sr.
unsec. notes 10 3/4s, 2017		1,695,000	1,851,788
Toys R Us Property Co., LLC 144A sr. notes 8 1/2s, 2017		2,265,000	2,321,625
Travelport LLC company guaranty 11 7/8s, 2016		1,405,000	1,419,050
Travelport LLC company guaranty 9 7/8s, 2014		958,000	960,395
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s,
2015 (In default) (NON)		517,000	1,293
TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	1,395,000	1,638,218
TVN Finance Corp. PLC company guaranty sr. unsec. Ser.
REGS, 10 3/4s, 2017 (United Kingdom)	EUR	390,000	500,533
TVN Finance Corp. PLC 144A company guaranty sr. unsec.
notes 10 3/4s, 2017 (United Kingdom)	EUR	1,112,000	1,427,161
Umbrella Acquisition, Inc. 144A company guaranty sr.
unsec. unsub. notes 9 3/4s, 2015 (PIK)		$2,819,239	2,347,016
Universal City Development Partners, Ltd. 144A sr.
notes 8 7/8s, 2015		1,695,000	1,703,475
Visant Corp. company guaranty sr. unsec. sub. notes
7 5/8s, 2012		4,138,000	4,138,000
WMG Acquisition Corp. company guaranty sr. sec. notes
9 1/2s, 2016		2,240,000	2,385,600
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. Ser. EXCH, 6 5/8s, 2014		2,410,000	2,416,025
XM Satellite Radio, Inc. 144A company guaranty sr.
unsec. notes 13s, 2013		735,000	802,988
Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		844,000	904,135
Young Broadcasting, Inc. company guaranty sr. sub.
notes 8 3/4s, 2014 (In default) (NON)		331,000	3
Young Broadcasting, Inc. company guaranty sr. unsec.
sub. notes 10s, 2011 (In default) (NON)		966,000	580
			136,012,200

Consumer staples (0.6%)
Archibald Candy Corp. company guaranty 10s, 2010 (In
default) (F)(NON)		562,539	8,687
Avis Budget Car Rental, LLC company guaranty sr.
unsec. unsub. notes 7 3/4s, 2016		2,205,000	2,058,919
Avis Budget Car Rental, LLC 144A company guaranty sr.
notes 9 5/8s, 2018		420,000	424,200
Constellation Brands, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2017		2,193,000	2,223,154
Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		2,401,000	2,422,009
Great Atlantic & Pacific Tea Co. 144A sr. notes
11 3/8s, 2015		951,000	791,708
Prestige Brands, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2018		1,175,000	1,183,813
Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		1,275,000	1,128,375
Rite Aid Corp. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2017		1,114,000	882,845
Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014		3,865,000	4,280,488
Supervalu, Inc. sr. unsec. notes 8s, 2016		2,360,000	2,336,400
Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		2,070,000	2,411,550
Wendy's/Arby's Restaurants LLC company guaranty sr.
unsec. unsub. notes 10s, 2016		2,525,000	2,626,000
			22,778,148

Energy (4.0%)
Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013		6,920,000	6,937,300
ATP Oil & Gas Corp. 144A sr. notes 11 7/8s, 2015		643,000	466,175
Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017		1,310,000	1,205,200
Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		2,240,000	2,475,200
Complete Production Services, Inc. company guaranty
8s, 2016		1,657,000	1,619,718
Compton Petroleum Corp. company guaranty 7 5/8s, 2013
(Canada)		2,030,000	1,624,000
Comstock Resources, Inc. sr. notes 6 7/8s, 2012		3,895,000	3,865,788
Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)		1,470,000	1,451,625
Connacher Oil and Gas, Ltd. 144A sr. sec. notes
11 3/4s, 2014 (Canada)		725,000	775,750
CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8s, 2017		2,365,000	2,441,863
Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020		2,295,000	2,401,144
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015		1,870,000	1,888,700
Dong Energy A/S unsec. sub. notes FRN 5 1/2s, 3005
(Denmark)	EUR	819,000	977,955
Empresa Nacional del Petroleo 144A sr. unsec. notes
6 1/4s, 2019 (Chile)		$3,000,000	3,183,696
Expro Finance Luxemburg 144A sr. notes 8 1/2s, 2016
(Luxembourg)		3,695,000	3,528,725
Ferrellgas LP/Ferrellgas Finance Corp. sr. notes

6 3/4s, 2014		3,632,000	3,559,360
Forest Oil Corp. sr. notes 8s, 2011		3,730,000	3,879,200
Gaz Capital for Gazprom 144A sr. unsec. notes 7.288s,
2037 (Russia)		1,280,000	1,263,360
Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s,
2037 (Russia)		1,810,000	1,786,470
Gaz Capital SA 144A company guaranty sr. unsec. bond
8.146s, 2018 (Russia)		740,000	805,594
Gaz Capital SA 144A sr. sec. bond 9 1/4s, 2019 (Russia)		3,305,000	3,798,470
Gaz Capital SA 144A sr. unsec. 6.51s, 2022 (Russia)		1,090,000	1,050,215
Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016		2,440,000	2,244,800
Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014		3,379,000	3,015,758
Infinis PLC sr. notes Ser. REGS, 9 1/8s, 2014 (United
Kingdom)	GBP	773,000	1,134,235
KazMunaiGaz Finance Sub BV 144A notes 7s, 2020
(Kazakhstan)		$1,500,000	1,505,700
Key Energy Services, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014		825,000	819,844
Lukoil International Finance BV 144A company guaranty
sr. unsec. unsub. bonds 6.656s, 2022 (Russia)		2,380,000	2,329,544
Lukoil International Finance BV 144A company guaranty
sr. unsec. unsub. notes 7 1/4s, 2019 (Russia)		2,920,000	2,996,738
Massey Energy Co. company guaranty sr. unsec. notes
6 7/8s, 2013		4,646,000	4,535,658
Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s,
2014		2,650,000	2,666,563
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013		1,327,000	1,307,095
OPTI Canada, Inc. company guaranty sr. sec. notes
7 7/8s, 2014 (Canada)		2,030,000	1,766,100
Peabody Energy Corp. company guaranty 7 3/8s, 2016		7,357,000	7,660,476
Pemex Project Funding Master Trust company guaranty
sr. unsec. unsub. bonds 6 5/8s, 2035 (Mexico)		1,140,000	1,172,555
Pemex Project Funding Master Trust company guaranty
unsec. unsub. notes 6 5/8s, 2038 (Mexico)		1,500,000	1,530,395
Petrobras International Finance Co. company guaranty
sr. unsec. notes 7 7/8s, 2019 (Brazil)		1,575,000	1,801,485
Petrobras International Finance Co. company guaranty
sr. unsec. notes 6 7/8s, 2040 (Brazil)		3,375,000	3,400,327
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013		3,057,000	3,186,923
Petroleos de Venezuela SA company guaranty sr. unsec.
notes 5 1/4s, 2017 (Venezuela)		29,700,000	15,889,500
Petroleos de Venezuela SA company guaranty sr. unsec.
unsub. notes 5 1/2s, 2037 (Venezuela)		3,200,000	1,392,000
Petroleos de Venezuela SA company guaranty sr. unsec.
unsub. notes 5 3/8s, 2027 (Venezuela)		3,000,000	1,335,000
Petroleos de Venezuela SA sr. unsec. bonds zero %,
2011 (Venezuela)		7,080,000	6,159,600
Petroleos de Venezuela SA sr. unsec. sub. bond 5s,
2015 (Venezuela)		10,505,000	5,544,854
Petroleum Co. of Trinidad & Tobago Ltd. 144A sr.
unsec. notes 9 3/4s, 2019 (Trinidad)		1,165,000	1,328,100
Petroleum Co. of Trinidad & Tobago Ltd. 144A sr.
unsec. notes 6s, 2022 (Trinidad)		2,395,000	2,277,094
Petroleum Development Corp. company guaranty sr.
unsec. notes 12s, 2018		1,465,000	1,512,613
Plains Exploration & Production Co. company guaranty
7 3/4s, 2015		2,900,000	2,871,000
Plains Exploration & Production Co. company guaranty
7s, 2017		580,000	553,900
Plains Exploration & Production Co. company guaranty
sr. unsec. notes 10s, 2016		1,180,000	1,262,600
Power Sector Assets & Liabilites Management Corp. 144A
govt. guaranty sr. unsec. notes 7.39s, 2024
(Philippines)		2,790,000	3,041,100
Power Sector Assets & Liabilites Management Corp. 144A
govt. guaranty sr. unsec. notes 7 1/4s, 2019
(Philippines)		2,100,000	2,323,020
Pride International, Inc. sr. unsec. notes 7 3/8s, 2014		2,215,000	2,206,694
Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016		1,710,000	1,885,275
Sabine Pass LNG LP sec. notes 7 1/2s, 2016		2,885,000	2,401,763
SandRidge Energy, Inc. 144A company guaranty sr.
unsec. unsub. notes 8s, 2018		2,755,000	2,610,363
White Nights Finance BV for Gazprom notes 10 1/2s,
2014 (Russia)		5,925,000	6,867,668
Williams Cos., Inc. (The) notes 7 3/4s, 2031		844,000	906,751
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021		1,115,000	1,277,893
			157,706,492

Financials (4.5%)
American General Finance Corp. sr. unsec. notes Ser.
MTN, 6.9s, 2017		2,355,000	1,875,169
Banco Do Brasil 144A sr. unsec. 5.317s, 2017 (Brazil)		1,745,000	948,665
Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.236s, 2012		4,505,813	4,410,361
CIT Group, Inc. sr. bond 7s, 2017		7,294,000	6,564,600
CIT Group, Inc. sr. bond 7s, 2016		3,874,000	3,535,025
CIT Group, Inc. sr. bond 7s, 2015		1,390,000	1,282,275
CIT Group, Inc. sr. bond 7s, 2014		913,000	860,503
CIT Group, Inc. sr. bond 7s, 2013		1,855,000	1,776,163
GMAC, LLC company guaranty sr. unsec. notes 7s, 2012		212,000	213,325
GMAC, LLC company guaranty sr. unsec. notes 6 7/8s,
2012		1,379,000	1,382,448
GMAC, LLC company guaranty sr. unsec. notes 6 5/8s,
2012		1,304,000	1,304,000
GMAC, LLC company guaranty sr. unsec. unsub. notes
6 7/8s, 2011		237,000	240,259

GMAC, LLC company guaranty sr. unsec. unsub. notes FRN
2.738s, 2014		168,000	144,610
GMAC, LLC 144A company guaranty sr. unsec. notes 8.3s,
2015		2,690,000	2,723,625
HSBC Capital Funding LP/ Jersey Channel Islands
company guaranty sub. FRB 5.13s, 2049 (United Kingdom)	EUR	1,092,000	1,188,755
HUB International Holdings, Inc. 144A sr. sub. notes
10 1/4s, 2015		$375,000	344,063
HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014		270,000	255,825
Icahn Enterprises LP/Ichan Enterprises Finance Corp.
144A sr. notes 8s, 2018		3,360,000	3,259,200
JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %,
2017		2,500,000	2,393,585
JPMorgan Chase & Co. 144A sr. unsec. unsub. notes FRN
3.89s, 2011		102,000,000	3,233,298
JPMorgan Chase & Co. 144A unsec. unsub. notes 0.17s,
2012	INR	76,000,000	1,735,156
Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		$860,000	881,500
Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		3,482,000	3,360,130
Liberty Mutual Insurance 144A notes 7.697s, 2097		2,900,000	2,504,791
MetLife Capital Trust X 144A collateral trust FRB
9 1/4s, 2068		935,000	1,014,475
Reynolds Group DL Escrow, Inc./Reynolds Group Escrow,
LLC 144A sr. sec. notes 7 3/4s, 2016 (Luxembourg)	EUR	2,660,000	3,198,767
Reynolds Group DL Escrow, Inc./Reynolds Group Escrow,
LLC 144A sr. sec. notes 7 3/4s, 2016 (Luxembourg)		$1,410,000	1,378,275
RSHB Capital SA for OJSC Russian Agricultural Bank
sub. bonds FRB 6.97s, 2016 (Russia)		20,610,000	20,391,534
RSHB Capital SA for OJSC Russian Agricultural Bank
144A notes 7 3/4s, 2018 (Russia)		1,890,000	1,969,380
RSHB Capital SA for OJSC Russian Agricultural Bank
144A notes 7 1/8s, 2014 (Russia)		6,575,000	6,944,515
Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South
Korea)		1,398,000	1,486,910
USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.311s, 2014		245,000	200,288
VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		3,035,000	3,019,825
VTB Capital SA 144A bonds 6 1/4s, 2035 (Russia)		50,831,000	50,576,797
VTB Capital SA 144A notes 7 1/2s, 2011 (Russia)		4,646,000	4,860,878
VTB Capital SA 144A notes 6 7/8s, 2018 (Russia)		23,986,000	24,675,598
VTB Capital SA 144A sec. notes 6.609s, 2012 (Russia)		12,594,000	13,025,093
			179,159,666

Health care (1.3%)
Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	819,000	957,732
Community Health Systems, Inc. company guaranty
8 7/8s, 2015		$224,000	231,000
DaVita, Inc. company guaranty 6 5/8s, 2013		882,000	883,103
DaVita, Inc. company guaranty sr. unsec. sub. notes
7 1/4s, 2015		630,000	630,000
Fresenius US Finance II, Inc. 144A sr. unsec. notes
9s, 2015		2,160,000	2,340,900
HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 (PIK)		3,901,000	4,174,070
HCA, Inc. sr. sec. notes 9 1/4s, 2016		4,474,000	4,742,440
HCA, Inc. sr. sec. notes 9 1/8s, 2014		3,574,000	3,739,298
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		3,350,000	3,291,375
Select Medical Corp. company guaranty 7 5/8s, 2015		1,689,000	1,587,660
Service Corporation International debs. 7 7/8s, 2013		465,000	476,044
Service Corporation International sr. notes 7s, 2017		3,136,000	3,088,960
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		3,922,000	3,868,073
Sun Healthcare Group, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2015		79,000	82,753
Surgical Care Affiliates, Inc. 144A sr. sub. notes
10s, 2017		1,505,000	1,486,188
Surgical Care Affiliates, Inc. 144A sr. unsec. notes
8 7/8s, 2015 (PIK)		834,910	820,299
Talecris Biotherapeutics Holdings Corp. 144A sr.
unsec. notes 7 3/4s, 2016		5,095,000	5,426,175
Tenet Healthcare Corp. 144A company guaranty sr. sec.
notes 10s, 2018		383,000	423,215
Tenet Healthcare Corp. 144A company guaranty sr. sec.
notes 9s, 2015		6,935,000	7,333,763
Ventas Realty LP/Capital Corp. company guaranty 9s,
2012 (R)		2,840,000	3,005,402
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s,
2014 (R)		1,350,000	1,381,496
			49,969,946

Technology (0.7%)
Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 (PIK)		470,000	423,000
Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		1,503,000	1,356,458
Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s,
2015		685,000	720,963
First Data Corp. company guaranty sr. unsec. notes
10.55s, 2015 (PIK)		2,704,288	1,980,891
First Data Corp. company guaranty sr. unsec. notes
9 7/8s, 2015		617,000	468,920
First Data Corp. company guaranty sr. unsec. sub.
notes 11 1/4s, 2016		1,028,000	632,220
Freescale Semiconductor, Inc. company guaranty sr.
unsec. notes 9 1/8s, 2014 (PIK)		743,301	665,254
Freescale Semiconductor, Inc. company guaranty sr.
unsec. notes 8 7/8s, 2014		3,243,000	2,959,238
Freescale Semiconductor, Inc. company guaranty sr.
unsec. sub. notes 10 1/8s, 2016		59,000	47,200

Iron Mountain, Inc. company guaranty sr. unsec. sub.
notes 8s, 2020		2,300,000	2,346,000
Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		4,150,000	4,233,000
NXP BV/NXP Funding, LLC sec. notes Ser. EXCH, 7 7/8s,
2014 (Netherlands)		1,695,000	1,555,163
SunGard Data Systems, Inc. company guaranty 10 1/4s,
2015		1,910,000	1,972,075
SunGard Data Systems, Inc. company guaranty 9 1/8s,
2013		3,826,000	3,888,173
Unisys Corp. 144A company guaranty sr. sub. notes
14 1/4s, 2015		4,390,000	5,081,425
			28,329,980

Transportation (0.1%)
British Airways PLC sr. unsec. 8 3/4s, 2016 (United
Kingdom)	GBP	947,000	1,345,651
RailAmerica, Inc. company guaranty sr. notes 9 1/4s,
2017		$1,661,000	1,739,898
			3,085,549

Utilities and power (1.3%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		6,340,000	6,403,400
AES Corp. (The) 144A sec. notes 8 3/4s, 2013		968,000	980,100
Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017		3,607,000	3,462,720
Cenrais Electricas Brasileiras SA 144A sr. unsec.
unsub. notes 6 7/8s, 2019 (Brazil)		500,000	541,875
Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)		2,495,000	2,521,292
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		654,000	454,530
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		305,000	262,300
Edison Mission Energy sr. unsec. notes 7.2s, 2019		605,000	372,075
Edison Mission Energy sr. unsec. notes 7s, 2017		90,000	57,600
El Paso Corp. sr. unsec. notes 7s, 2017		4,710,000	4,683,478
El Paso Natural Gas Co. debs. 8 5/8s, 2022		1,315,000	1,568,448
Energy Future Holdings Corp. 144A sr. sec. bond 10s,
2020		1,645,000	1,636,775
Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s,
2016		490,000	501,025
Majapahit Holding BV 144A company guaranty sr. unsec.
notes 8s, 2019 (Indonesia)		2,575,000	2,832,500
Majapahit Holding BV 144A company guaranty sr. unsec.
notes 7 3/4s, 2020 (Indonesia)		7,660,000	8,405,471
Mirant Americas Generation, Inc. sr. unsec. notes
8.3s, 2011		530,000	541,925
Mirant North America, LLC company guaranty 7 3/8s, 2013		1,495,000	1,528,638
NRG Energy, Inc. company guaranty 7 3/8s, 2017		4,975,000	4,912,813
NRG Energy, Inc. sr. notes 7 3/8s, 2016		3,470,000	3,452,650
Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014		1,649,000	1,694,348
Sierra Pacific Resources sr. unsec. unsub. notes
6 3/4s, 2017		955,000	962,076
Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s,
2028		520,000	549,565
Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011		61,000	63,112
Vattenfall Treasury AB company guaranty jr. unsec.
sub. bond FRB 5 1/4s, 2049 (Sweden)	EUR	819,000	984,833

			49,373,549
Total corporate bonds and notes (cost $808,907,884)			$803,331,153

ASSET-BACKED SECURITIES (8.2%)(a)
		Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 1.037s, 2035		$333,640	$118,986
FRB Ser. 05-4, Class A2C, 0.557s, 2035		81,861	78,202
Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.497s, 2036		478,000	134,670
FRB Ser. 06-HE3, Class A2C, 0.497s, 2036		429,000	163,040
Aegis Asset Backed Securities Trust FRB Ser. 04-2,
Class M1, 0.947s, 2034		5,998,000	4,133,756
Ameriquest Mortgage Securities, Inc. FRB Ser. 03-8,
Class M2, 2.997s, 2033		900,171	295,853
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038		2,906,000	523,080
Ser. 04-1A, Class E, 6.42s, 2039		1,768,000	282,880
Argent Securities, Inc. FRB Ser. 03-W3, Class M3,
2.617s, 2033		109,276	33,822
Asset Backed Funding Certificates FRB Ser. 04-OPT2,
Class M2, 1.347s, 2033		519,684	396,034
Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE4, Class A5, 0.507s, 2036		350,044	209,957
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 5.222s, 2034		302,773	57,718
FRB Ser. 05-HE1, Class M3, 1.277s, 2035		1,007,000	308,931
Bombardier Capital Mortgage Securitization Corp. Ser.
00-A, Class A4, 8.29s, 2030		4,113,489	2,951,429
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-OPT1, Class M1, 0.767s, 2035		212,735	166,521
FRB Ser. 07-OPX1, Class A1A, 0.417s, 2037		4,059,082	2,070,132
Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032		20,949,843	16,340,878
Ser. 00-5, Class A7, 8.2s, 2032		466,860	412,004
Ser. 00-1, Class A5, 8.06s, 2031		2,941,675	2,360,694
Ser. 00-4, Class A5, 7.97s, 2032		1,216,005	956,654
Ser. 00-6, Class A5, 7.27s, 2031		4,032,972	3,992,642
Ser. 01-3, Class A4, 6.91s, 2033		52,332,990	52,071,325
FRB Ser. 01-4, Class M1, 2.096s, 2033		2,391,000	1,210,893
Countrywide Asset Backed Certificates

FRB Ser. 05-BC3, Class M1, 0.867s, 2035		197,900	183,523
FRB Ser. 05-14, Class 3A2, 0.587s, 2036		78,062	71,935
FRB Ser. 06-4, Class 2A2, 0.527s, 2036		5,991,977	4,733,662
Credit-Based Asset Servicing and Securitization FRB
Ser. 07-CB1, Class AF1A, 0.417s, 2037		4,212,926	1,980,075
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038		3,427,000	1,028,100
Equifirst Mortgage Loan Trust FRB Ser. 05-1, Class M5,
1.017s, 2035		300,508	101,995
First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 06-FF13, Class A2D, 0.587s, 2036		13,043,295	5,917,221
FRB Ser. 07-FF1, Class A2D, 0.567s, 2038		10,316,000	4,767,674
FRB Ser. 06-FF13, Class A2C, 0.507s, 2036		9,552,000	4,489,440
FRB Ser. 06-FF7, Class 2A3, 0.497s, 2036		4,695,728	2,686,113
FRB Ser. 06-FF11, Class 2A3, 0.497s, 2036		15,794,000	6,791,420
FRB Ser. 07-FF1, Class A2C, 0.487s, 2038		13,199,000	6,095,536
Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2, 1.586s,
2038		1,229,000	6,145
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.677s, 2036		1,107,000	523,893
FRB Ser. 06-2, Class 2A3, 0.517s, 2036		1,320,000	722,898
G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.347s,
2037		614,000	104,380
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 2.205s, 2043 (F)	GBP	4,838,514	2,405,806
FRB Ser. 03-2, Class 2C1, 2.19s, 2043 (F)	EUR	10,080,000	5,011,978
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$5,255,042	4,887,189
Ser. 94-4, Class B2, 8.6s, 2019		2,564,233	1,286,838
Ser. 93-1, Class B, 8.45s, 2018		1,162,473	1,055,648
Ser. 99-5, Class A5, 7.86s, 2030		22,332,826	20,099,542
Ser. 96-8, Class M1, 7.85s, 2027		2,979,000	2,788,183
Ser. 95-8, Class B1, 7.3s, 2026		2,796,090	2,568,383
Ser. 95-4, Class B1, 7.3s, 2025		2,737,142	2,544,927
Ser. 95-F, Class B2, 7.1s, 2021		167,981	152,312
Ser. 99-3, Class A7, 6.74s, 2031		2,792,546	2,806,509
Green Tree Home Improvement Loan Trust Ser. 95-D,
Class B2, 7.45s, 2025		123,554	104,816
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		10,859,440	10,072,131
Ser. 99-5, Class M1A, 8.3s, 2026		343,000	330,598
Ser. 99-5, Class A4, 7.59s, 2028		110,773	111,375
GSAA Home Equity Trust
FRB Ser. 07-4, Class A1, 0.447s, 2037		40,036,350	17,566,893
FRB Ser. 06-17, Class A1, 0.407s, 2036		17,272,161	8,808,802
FRB Ser. 06-16, Class A1, 0.407s, 2036		14,284,646	8,392,230
FRB Ser. 06-19, Class A1, 0.437s, 2036		14,232,887	7,970,417
GSAMP Trust FRB Ser. 07-HE2, Class A2A, 0.467s, 2047		5,284,549	4,650,403
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2.347s, 2030		2,509,838	200,787
FRB Ser. 05-1A, Class E, 2.147s, 2030		533,494	26,737
High Income Trust Securities 144A FRB Ser. 03-1A,
Class A, 0.874s, 2036		261,171	104,468
Home Equity Asset Trust FRB Ser. 06-1, Class 2A4,
0.677s, 2036		551,000	439,374
HSI Asset Securitization Corp. Trust FRB Ser. 06-HE1,
Class 2A1, 0.397s, 2036		3,634,108	2,423,950
JPMorgan Mortgage Acquisition Corp. FRB Ser. 06-FRE1,
Class A4, 0.637s, 2035		470,000	266,915
Lehman XS Trust Ser. 07-6, Class 3A6, 6 1/2s, 2037		4,836,260	2,998,481
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.347s, 2036		11,120,000	778,400
FRB Ser. 02-1A, Class FFL, 3.097s, 2037		7,500,000	975,000
Local Insight Media Finance, LLC Ser. 07-1W, Class A1,
5.53s, 2012		5,784,150	3,470,490
Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.967s, 2035		1,150,000	695,716
FRB Ser. 06-4, Class 2A4, 0.607s, 2036		532,000	201,908
FRB Ser. 06-WL2, Class 2A3, 0.547s, 2036		11,194,327	8,619,632
FRB Ser. 06-1, Class 2A3, 0.537s, 2036		393,681	191,177
Madison Avenue Manufactured Housing Contract FRB Ser.
02-A, Class B1, 3.597s, 2032		6,357,565	5,585,121
MASTR Asset Backed Securities Trust FRB Ser. 06-FRE2,
Class A4, 0.497s, 2036		278,000	131,807
Merrill Lynch First Franklin Mortgage Loan Asset
Backed Certificates FRB Ser. 07-1, Class A2C, 0.597s,
2037		9,003,000	4,231,410
Mid-State Trust Ser. 11, Class B, 8.221s, 2038		896,538	862,611
Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 3.547s, 2034		401,326	38,272
FRB Ser. 05-HE2, Class M5, 1.027s, 2035		488,260	249,571
FRB Ser. 05-HE1, Class M3, 0.867s, 2034		720,000	574,709
FRB Ser. 06-NC4, Class M2, 0.647s, 2036		1,007,000	7,333
N-Star Real Estate CDO, Ltd. 144A FRB Ser. 1A,
Class C1A, 3.538s, 2038		2,000,000	965,200
Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95, 2.319s, 2013
(Cayman Islands) (F) (g)		2,028,770	720,879
limited recourse sec. notes Ser. 97, 1.105s, 2013
(Cayman Islands) (F) (g)		2,649,208	714,062
New Century Home Equity Loan Trust FRB Ser. 03-4,
Class M3, 3.422s, 2033		48,524	28,013
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.507s, 2036		631,253	320,985
FRB Ser. 06-2, Class A2C, 0.497s, 2036		663,000	397,219
FRB Ser. 06-6, Class A2B, 0.447s, 2037		13,148,877	8,315,889
Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029		5,528,578	5,031,006
Ser. 02-B, Class A4, 7.09s, 2032		2,310,680	2,102,089
Ser. 99-B, Class A4, 6.99s, 2026		5,764,335	5,187,902

Ser. 01-D, Class A4, 6.93s, 2031		141,963	110,021
Ser. 01-C, Class A2, 5.92s, 2017		7,634,326	3,817,163
Ser. 02-C, Class A1, 5.41s, 2032		8,167,668	7,675,566
Ser. 01-C, Class A1, 5.16s, 2012		684,035	295,949
Ser. 01-E, Class A2, 5.05s, 2031		5,270,030	3,833,947
Ser. 02-A, Class A2, 5.01s, 2020		354,089	304,965
Oakwood Mortgage Investors, Inc. 144A
FRB Ser. 01-B, Class A2, 0.725s, 2018		212,609	175,896
Ser. 01-B, Class A4, 7.21s, 2030		499,446	478,220
Park Place Securities, Inc. FRB Ser. 05-WCH1,
Class M4, 1.177s, 2036		465,000	141,778
Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.537s, 2036		365,656	283,021
FRB Ser. 07-RZ1, Class A2, 0.507s, 2037		657,000	358,131
Residential Asset Securities Corp. FRB Ser. 05-EMX1,
Class M2, 1.077s, 2035		1,175,443	815,388
SAIL Net Interest Margin Notes 144A Ser. 04-4A,
Class B, 7 1/2s, 2034 (In default) (NON)		73,702	1
Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.997s, 2035		531,610	2,715
FRB Ser. 07-NC2, Class A2B, 0.487s, 2037		616,000	261,757
FRB Ser. 07-BR5, Class A2A, 0.477s, 2037		1,904,035	1,289,032
FRB Ser. 07-BR4, Class A2A, 0.437s, 2037		1,614,736	1,093,177
FRB Ser. 07-BR3, Class A2A, 0.417s, 2037		9,948,697	6,367,166
SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 0.557s, 2036		1,124,000	432,126
FRB Ser. 06-FRE1, Class A2B, 0.527s, 2036		455,362	237,906
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.517s, 2036		532,000	396,135
FRB Ser. 06-3, Class A3, 0.507s, 2036		1,926,661	1,063,860
South Coast Funding 144A FRB Ser. 3A, Class A2,
1.574s, 2038 (In default) (NON)		2,070,000	10,350
Structured Asset Investment Loan Trust FRB Ser.
06-BNC2, Class A6, 0.607s, 2036		532,000	89,445
Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028		1,183,001	222,570
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s,
2038		3,688,000	442,560
TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037		2,403,000	264,330
WAMU Asset-Backed Certificates FRB Ser. 07-HE2,
Class 2A1, 0.457s, 2037		3,118,126	2,026,782
Wells Fargo Home Equity Trust FRB Ser. 07-1, Class A3,
0.667s, 2037		235,000	82,024
Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 1.216s, 2044 (United Kingdom)		1,277,534	421,586

Total asset-backed securities (cost $385,287,993)			$322,939,771

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (5.3%)(a)
		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, November 20, 2038		$2,172,157	$2,387,251
			2,387,251

U.S. Government Agency Mortgage Obligations (5.2%)
Federal National Mortgage Association Pass-Through
Certificates
4 1/2s, TBA, July 1, 2040		9,000,000	9,326,953
4s, TBA, July 1, 2040		197,000,000	199,400,938

			208,727,891
Total U.S. government and agency mortgage obligations (cost $210,986,905)			$211,115,142

U.S. TREASURY OBLIGATIONS (1.6%)(a)
		Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.5s, July 15, 2016 (i)		$16,593,462	$18,657,357
U.S. Treasury Inflation Protected Securities 2.125s, January 15, 2019 (i)		1,509,751	1,665,693
U.S. Treasury Inflation Protected Securities 1.75s,
January 15, 2028 (i)		8,516,574	8,731,192
U.S. Treasury Inflation Protected Securities 1.625s, January 15, 2015 (i)		3,422,517	3,643,919
U.S. Treasury Inflation Protected Securities 1.375s, January 15, 2020 (i)		30,241,200	31,230,390
U.S. Treasury Notes 0.875s, May 31, 2011 (i)		632,000	635,546

Total U.S. treasury obligations (cost $64,564,097)			$64,564,097

FOREIGN GOVERNMENT BONDS AND NOTES (4.8%)(a)
		Principal amount/units	Value

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s,
2013		$1,585,000	$1,389,253
Argentina (Republic of) sr. unsec. bonds FRB zero %,
2013		13,993,000	4,498,750
Argentina (Republic of) sr. unsec. unsub. bonds zero
%, 2015		19,258,000	15,261,965
Argentina (Republic of) sr. unsec. unsub. bonds Ser. $
V, 10 1/2s, 2012	ARS	6,340,000	1,331,400
Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.389s, 2012		$127,391,000	43,822,504
Argentina (Republic of) sr. unsec. unsub. notes Ser.
$dis, 8.28s, 2033		5,126,459	3,460,360
Banco Nacional de Desenvolvimento Economico e Social
144A notes 6 1/2s, 2019 (Brazil)		2,285,000	2,447,806
Banco Nacional de Desenvolvimento Economico e Social
144A notes 5 1/2s, 2020 (Brazil)		6,980,000	6,997,450

Banco Nacional de Desenvolvimento Economico e Social
144A sr. unsec. unsub. notes 6.369s, 2018 (Brazil)			540,000	574,425
Brazil (Federal Republic of) notes zero %, 2017		BRL	7,250	3,843,155
Brazil (Federal Republic of) sr. notes 5 7/8s, 2019			$3,360,000	3,687,600
Canada (Government of) bonds Ser. WL43, 5 3/4s, 2029		CAD	1,550,000	1,882,588
Colombia (Government of) bonds 6 1/8s, 2041			$2,875,000	2,910,938
Indonesia (Republic of) 144A sr. unsec. notes 11 5/8s,
2019			2,560,000	3,697,536
Indonesia (Republic of) 144A sr. unsec. unsub. bonds
7 3/4s, 2038			1,875,000	2,212,500
Indonesia (Republic of) 144A sr. unsec. unsub. bonds
6 7/8s, 2018			3,775,000	4,256,313
Indonesia (Republic of) 144A sr. unsec. unsub. bonds
6 3/4s, 2014			1,310,000	1,449,895
Indonesia (Republic of) 144A sr. unsec. unsub. bonds
6 5/8s, 2037			3,255,000	3,401,475
Iraq (Republic of) 144A bonds 5.8s, 2028			2,905,000	2,361,765
Japan (Government of) 10 yr bonds Ser. 244, 1s, 2012		JPY	23,000,000	265,219
Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s, 2036		JPY	599,500,000	7,605,070
Philippines (Republic of) sr. unsec. unsub. bond
6 1/2s, 2020			$4,450,000	4,886,100
Philippines (Republic of) sr. unsec. unsub. bond
6 3/8s, 2034			7,100,000	7,111,644
Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s,
2030			941,022	1,056,937
South Africa (Republic of) sr. unsec. unsub. notes
6 7/8s, 2019			2,565,000	2,933,719
Sri Lanka (Republic of) 144A notes 7.4s, 2015			1,300,000	1,334,697
Turkey (Republic of) bonds 16s, 2012		TRY	885,000	622,603
Turkey (Republic of) sr. unsec. notes 7 1/2s, 2019			$1,660,000	1,895,172
Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017			11,515,000	13,168,899
Turkey (Republic of) unsec. notes 6 3/4s, 2040			6,760,000	6,766,895
Ukraine (Government of) sr. unsec. bonds 6.385s, 2012			2,875,000	2,856,571
Ukraine (Government of) sr. unsec. unsub. bonds Ser.
REGS, 6 7/8s, 2011			6,060,000	6,067,514
Ukraine (Government of) 144A sr. unsec. bonds 6 7/8s,
2011			4,040,000	4,019,800
Ukraine (Government of) 144A sr. unsec. unsub. notes
7.65s, 2013			2,610,000	2,636,100
United Mexican States sr. unsec. notes Ser. A, 6.05s,
2040			725,000	764,875
Venezuela (Republic of) bonds 8 1/2s, 2014			5,700,000	4,401,141
Venezuela (Republic of) unsec. note FRN Ser. REGS,
1.307s, 2011			3,250,000	3,004,853
Venezuela (Republic of) unsec. notes 10 3/4s, 2013			4,150,000	3,655,652
Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018			4,935,000	4,337,569

Total foreign government bonds and notes (cost $175,641,897)				$188,878,708

PURCHASED OPTIONS OUTSTANDING (1.8%)(a)
	Expiration date/		Contract
	strike price		amount	Value

Option on an interest rate swap with Barclays Bank PLC
for the right to pay a fixed rate of 3.74% versus
the three month USD-LIBOR-BBA maturing
November 10, 2020.	Nov-10/3.74		$159,947,600	$910,102
Option on an interest rate swap with Barclays Bank PLC
for the right to pay a fixed rate of 3.95% versus
the three month USD-LIBOR-BBA maturing
September 21, 2020.	Sep-10/3.95		129,446,200	121,679
Option on an interest rate swap with Barclays Bank PLC
for the right to pay a fixed rate of 4.065% versus
the three month USD-LIBOR-BBA maturing October 20, 2020.	Oct-10/4.065		68,712,800	105,131
Option on an interest rate swap with Barclays Bank PLC
for the right to receive a fixed rate of 3.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	Mar-11/3.7375		266,059,600	14,548,139
Option on an interest rate swap with Barclays Bank PLC
for the right to receive a fixed rate of 3.74% versus
the three month USD-LIBOR-BBA maturing
November 10, 2020.	Nov-10/3.74		159,947,600	9,029,042
Option on an interest rate swap with Barclays Bank PLC
for the right to receive a fixed rate of 3.95% versus
the three month USD-LIBOR-BBA maturing
September 21, 2020.	Sep-10/3.95		129,446,200	9,717,526
Option on an interest rate swap with Barclays Bank PLC
for the right to receive a fixed rate of 4.065 versus
the three month USD-LIBOR-BBA maturing
October 20, 2020.	Oct-10/4.065		68,712,800	5,688,046
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.965%
versus the three month USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.965		98,973,400	85,117
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.995%
versus the three month USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.995		148,460,000	114,314
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate
of 3.665% versus the three month USD-LIBOR-BBA maturing
March 8, 2021.	Mar-11/3.665		266,059,600	13,353,531
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate
of 3.965% versus the three month USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.965		98,973,400	7,552,660
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate

of 3.995% versus the three month USD-LIBOR-BBA maturing
September 20, 2020.	Sep-10/3.995	148,460,000	11,706,071

Total purchased options outstanding (cost $39,423,229)			$72,931,358

SENIOR LOANS (1.5%)(a)(c)
		Principal amount	Value

Basic materials (--%)
Georgia-Pacific, LLC bank term loan FRN Ser. B2,
2.51s, 2012		$306,340	$295,771
Georgia-Pacific, LLC bank term loan FRN Ser. C,
3.728s, 2015		196,406	189,630
Smurfit-Stone Container Enterprises, Inc. bank term
loan FRN 6 3/4s, 2016		1,210,000	1,204,382
			1,689,783

Capital goods (--%)
Mueller Water Products, Inc. bank term loan FRN
Ser. B, 5.328s, 2014		467,955	463,860
			463,860

Communication services (0.3%)
CCO Holdings, LLC / CCO Holdings Capital Corp. bank
term loan FRN Ser. D, 3.038s, 2014		900,000	798,750
Charter Communications Operating, LLC bank term loan
FRN 7 1/4s, 2014		967,725	968,935
Charter Communications, Inc. bank term loan FRN 2.3s,
2014		336,505	311,546
Charter Communications, Inc. bank term loan FRN Ser.
C, 3.55s, 2016		2,731,756	2,529,136
Intelsat Corp. bank term loan FRN Ser. B2, 2.792s, 2011		839,520	775,957
Intelsat Corp. bank term loan FRN Ser. B2-A, 2.792s,
2013		839,781	776,198
Intelsat Corp. bank term loan FRN Ser. B2-C, 2.792s,
2013		839,520	775,957
Intelsat, Ltd. bank term loan FRN 3.292s, 2014
(Luxembourg)		1,987,780	1,826,770
Level 3 Communications, Inc. bank term loan FRN
2.548s, 2014		317,000	280,545
Level 3 Financing, Inc. bank term loan FRN Ser. B,
8.956s, 2014		280,000	299,950
MetroPCS Wireless, Inc. bank term loan FRN 2 5/8s, 2013		1,019,804	973,717
West Corp. bank term loan FRN Ser. B2, 2.751s, 2013		327,331	303,463
			10,620,924

Consumer cyclicals (0.4%)
CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s,
2012		2,984,537	2,921,116
Cenveo, Inc. bank term loan FRN Ser. C, 5.039s, 2013		503,964	496,405
Cenveo, Inc. bank term loan FRN Ser. DD, 5.039s, 2013		16,792	16,541
Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 4.004s, 2016		1,122,152	866,863
Dex Media West, LLC bank term loan FRN Ser. A, 7 1/2s,
2014		835,905	749,180
GateHouse Media, Inc. bank term loan FRN 2.6s, 2014		883,139	358,334
GateHouse Media, Inc. bank term loan FRN Ser. B,
2.35s, 2014		2,332,801	946,534
GateHouse Media, Inc. bank term loan FRN Ser. DD,
2.35s, 2014		870,448	353,184
Golden Nugget, Inc. bank term loan FRN 3.365s, 2014
(PIK)		228,933	182,860
Golden Nugget, Inc. bank term loan FRN Ser. B, 3.355s,
2014 (PIK)		402,176	321,238
Harrah's Operating Co., Inc. bank term loan FRN
Ser. B2, 3.316s, 2015		498,635	413,789
Jarden Corp. bank term loan FRN Ser. B1, 2.04s, 2012		257,196	252,642
Jarden Corp. bank term loan FRN Ser. B2, 2.04s, 2012		113,121	110,406
Jarden Corp. bank term loan FRN Ser. B4, 3.54s, 2015		644,370	632,960
Michaels Stores, Inc. bank term loan FRN Ser. B,
2.693s, 2013		504,715	468,123
National Bedding Co. bank term loan FRN 2.325s, 2011		281,455	268,613
QVC, Inc. bank term loan FRN 5.847s, 2014		280,722	279,845
R.H. Donnelley, Inc. bank term loan FRN Ser. B,
9 1/4s, 2014		78,438	70,300
Realogy Corp. bank term loan FRN 0.081s, 2013		650,186	548,757
Realogy Corp. bank term loan FRN Ser. B, 3.292s, 2013		2,414,974	2,038,238
Six Flags Theme Parks bank term loan FRN Ser. B, 6s,
2016		2,145,000	2,122,192
Thomas Learning bank term loan FRN Ser. B, 2.79s, 2014		593,893	511,713
Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014
(In default) (NON)		3,826,563	2,324,637
Univision Communications, Inc. bank term loan FRN
Ser. B, 2.54s, 2014		604,164	505,988
Yankee Candle Co., Inc. bank term loan FRN 2.36s, 2014		283,675	269,101
			18,029,559

Consumer staples (0.3%)
Claire's Stores, Inc. bank term loan FRN 3.04s, 2014		529,541	439,436
Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 2.851s, 2014		1,042,253	973,017
Revlon Consumer Products bank term loan FRN 6s, 2015		9,500,000	9,225,175
Rite-Aid Corp. bank term loan FRN Ser. B, 2.107s, 2014		424,805	365,545

		11,003,173

Energy (0.1%)
EPCO Holdings, Inc. bank term loan FRN Ser. A, 1.347s,
2012	1,000,000	930,000
Hercules Offshore, Inc. bank term loan FRN Ser. B, 6s,
2013	619,255	539,267
MEG Energy Corp. bank term loan FRN 6s, 2016 (Canada)	2,828,005	2,737,862
		4,207,129

Financials (--%)
AGFS Funding Co. bank term loan FRN 7 1/4s, 2015	1,040,000	1,010,360
HUB International Holdings, Inc. bank term loan FRN
6 3/4s, 2014	517,093	493,823
		1,504,183

Health care (0.2%)
Health Management Associates, Inc. bank term loan FRN
2.04s, 2014	5,106,208	4,743,100
IASIS Healthcare Corp. bank term loan FRN Ser. DD,
2.354s, 2014	425,634	397,968
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 7.62s, 2014	115,819	108,291
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 5.588s, 2014 (PIK)	1,681,005	1,491,892
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN Ser. B, 2.354s, 2014	1,229,801	1,149,864
Select Medical Corp. bank term loan FRN Ser. B,
2.484s, 2012	49,849	48,021
		7,939,136

Technology (0.1%)
Compucom Systems, Inc. bank term loan FRN 3.86s, 2014	533,330	499,996
First Data Corp. bank term loan FRN Ser. B1, 3.094s,
2014	1,402,874	1,179,583
First Data Corp. bank term loan FRN Ser. B3, 3.094s,
2014	706,729	593,750
		2,273,329

Utilities and power (0.1%)
Dynegy Holdings, Inc. bank term loan FRN Ser. C,
4.11s, 2013	781,066	728,344
NRG Energy, Inc. bank term loan FRN 2.054s, 2014	963,842	918,059
NRG Energy, Inc. bank term loan FRN 0.19s, 2014	642,751	612,220
TXU Energy Corp. bank term loan FRN Ser. B2, 3.974s,
2014	1,048,685	772,749
TXU Energy Corp. bank term loan FRN Ser. B3, 3.85s,
2014	869,489	640,297
		3,671,669

Total senior loans (cost $68,000,503)		$61,402,745

CONVERTIBLE BONDS AND NOTES (0.3%)(a)
	Principal amount	Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s,
2015	$3,430,000	$3,258,500
Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	1,064,000	1,325,957
General Cable Corp. cv. unsec. sub. notes
stepped-coupon 4 1/2s (2 1/4s, 11/15/19) 2029 (STP)	2,349,000	2,202,188
General Growth Properties, Inc. 144A cv. sr. notes
3.98s, 2027 (In default) (NON)(R)	2,030,000	2,080,750
Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	1,045,000	1,131,213

Total convertible bonds and notes (cost $9,210,969)		$9,998,608

SHORT-TERM INVESTMENTS (25.5%)(a)
	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.11% (e)	634,088,666	$634,088,666
U.S. Treasury Bills with effective yields ranging from
0.23% to 0.33%, November 18, 2010 (SEG) (SEGSF)	$60,302,000	60,208,894
U.S. Treasury Bills with effective yields ranging from
0.23% to 0.32%, July 15, 2010 (SEG) (SEGSF)	21,095,000	21,092,743
U.S. Treasury Bills with effective yields ranging from
0.18% to 0.26%, August 26, 2010 (SEG) (SEGSF)	106,425,000	106,383,983
U.S. Treasury Bills with effective yields ranging from
0.16% to 0.29%, March 10, 2011 (SEG) (SEGSF)	188,556,000	188,140,800

Total short-term investments (cost $1,010,056,994)		$1,009,915,086

TOTAL INVESTMENTS

Total investments (cost $4,491,749,004) (b)		$4,635,048,424

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/10 (aggregate face value $355,310,455) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$118,492,255	$121,428,953	7/21/10	$(2,936,698)
Brazilian Real	8,012,628	7,998,652	7/21/10	13,976
British Pound	2,390,468	2,373,698	7/21/10	16,770
Canadian Dollar	6,136,865	6,242,088	7/21/10	(105,223)
Danish Krone	1,762,497	1,754,339	7/21/10	8,158
Euro	18,820,556	18,831,048	7/21/10	(10,492)
Hungarian Forint	19,548,753	19,587,806	7/21/10	(39,053)
Japanese Yen	26,323,056	25,276,123	7/21/10	1,046,933
Malaysian Ringgit	924,306	897,160	7/21/10	27,146
Norwegian Krone	28,690,541	28,718,588	7/21/10	(28,047)
Polish Zloty	11,290,657	11,010,153	7/21/10	280,504
Swedish Krona	43,935,158	43,752,178	7/21/10	182,980
Swiss Franc	39,157,053	36,819,808	7/21/10	2,337,245
Taiwan Dollar	3,933,841	3,928,701	7/21/10	5,140
Turkish Lira	26,720,996	26,691,160	7/21/10	29,836

Total				$829,175

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/10 (aggregate face value $485,857,260) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$18,988,283	$18,800,192	7/21/10	$(188,091)
Brazilian Real	380,881	368,582	7/21/10	(12,299)
British Pound	76,564,271	75,922,101	7/21/10	(642,170)
Canadian Dollar	83,575,953	84,424,961	7/21/10	849,008
Chilean Peso	11,616,080	11,570,135	7/21/10	(45,945)
Czech Koruna	39,108,889	39,146,437	7/21/10	37,548
Euro	141,056,748	141,327,635	7/21/10	270,887
Japanese Yen	31,723,079	31,722,113	7/21/10	(966)
New Zealand Dollar	11,536,639	11,534,188	7/21/10	(2,451)
Norwegian Krone	12,914,991	12,955,437	7/21/10	40,446
Polish Zloty	13,519,924	13,286,585	7/21/10	(233,339)
Singapore Dollar	19,540,310	19,563,097	7/21/10	22,787
Swedish Krona	12,169,322	12,095,425	7/21/10	(73,897)
Swiss Franc	13,929,825	13,140,372	7/21/10	(789,453)

Total				$(767,935)

FUTURES CONTRACTS OUTSTANDING at 6/30/10 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Long)	15	$9,018,288	Sep-10	$27,510
Canadian Government Bond 10 yr (Long)	57	6,640,303	Sep-10	144,035
Euro-Bobl 5 yr (Short)	788	116,642,965	Sep-10	(118,599)
Euro-Bund 10 yr (Long)	866	137,179,343	Sep-10	(182,022)
Euro-Schatz 2 yr (Long)	3,708	497,213,516	Sep-10	(492,281)
Japanese Government Bond 10 yr (Long)	110	176,084,525	Sep-10	1,266,298
Japanese Government Bond 10 yr Mini (Long)	36	5,761,139	Sep-10	40,090
U.K. Gilt 10 yr (Long)	118	21,365,143	Sep-10	423,356
U.S. Treasury Bond 20 yr (Long)	4,368	556,920,000	Sep-10	11,976,430
U.S. Treasury Bond 30 yr (Long)	2,341	317,937,063	Sep-10	9,872,694
U.S. Treasury Note 2 yr (Short)	2,045	447,503,518	Sep-10	(354,197)
U.S. Treasury Note 5 yr (Short)	614	72,667,860	Sep-10	(569,476)
U.S. Treasury Note 10 yr (Short)	655	80,268,203	Sep-10	(93,895)

Total				$21,939,943

WRITTEN OPTIONS OUTSTANDING at 6/30/10 (premiums received $211,653,508) (Unaudited)
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	$49,291,000	Aug-11/4.475	$4,879,809
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	73,698,000	Aug-11/4.55	7,694,071
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	79,191,000	Aug-11/4.70	9,165,566
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	122,408,000	Aug-11/4.765	14,702,425
Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	49,291,000	Aug-11/4.475	602,829
Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	73,698,000	Aug-11/4.55	814,363
Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	79,191,000	Aug-11/4.70	692,921
Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	122,408,000	Aug-11/4.765	1,024,555
Option on an interest rate swap with Barclays Bank PLC for the obligation to pay a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	53,703,700	Sep-10/4.02	4,322,074
Option on an interest rate swap with Barclays Bank PLC for the obligation to pay a fixed rate of 5.36% versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	17,581,660	Feb-15/5.36	2,054,241
Option on an interest rate swap with Barclays Bank PLC for the obligation to receive a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing
September 28, 2020.	53,703,700	Sep-10/4.02	48,870
Option on an interest rate swap with Barclays Bank PLC for the obligation to receive a fixed rate of 4.7375% versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	266,059,600	Mar-11/4.7375	721,022
Option on an interest rate swap with Barclays Bank PLC for the obligation to receive a fixed rate of 5.36% versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	17,581,660	Feb-15/5.36	659,488
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	147,396,000	Aug-11/4.49	14,760,235
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	138,138,000	Jul-11/4.52	14,301,427
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	69,069,000	Jul-11/4.5475	7,288,161
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	147,396,000	Aug-11/4.49	1,754,012
Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	138,138,000	Jul-11/4.52	1,410,389
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	69,069,000	Jul-11/4.5475	680,330
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	188,092,400	Oct-10/4.02	14,942,060
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	147,297,000	Jul-11/4.46	14,558,476
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	147,297,000	Jul-11/4.525	15,242,864
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing
July 27, 2021.	220,945,500	Jul-11/4.745	26,435,380
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 4.82% versus the three month USD-LIBOR-BBA maturing
September 12, 2018.	132,437,000	Sep-13/4.82	8,580,245
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 4.8675% versus the three month USD-LIBOR-BBA maturing
April 12, 2022.	95,125,800	Apr-12/4.8675	10,937,811
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.27% versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	51,844,360	Feb-15/5.27	5,774,486
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	21,412,000	May-12/5.51	3,400,190
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	188,092,400	Oct-10/4.02	285,900
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	147,297,000	Jul-11/4.46	1,624,686
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	147,297,000	Jul-11/4.525	1,495,065

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 4.665% versus the three month USD-LIBOR-BBA maturing
March 8, 2021.	266,059,600	Mar-11/4.665	806,161
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing
July 27, 2021.	220,945,500	Jul-11/4.745	1,694,084
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 4.82% versus the three month USD-LIBOR-BBA maturing
September 12, 2018.	132,437,000	Sep-13/4.82	2,486,306
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 4.8675% versus the three month USD-LIBOR-BBA maturing
April 12, 2022.	95,125,800	Apr-12/4.8675	1,605,499
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.27% versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	51,844,360	Feb-15/5.27	2,024,603
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	21,412,000	May-12/5.51	217,644

Total			$199,688,248

TBA SALE COMMITMENTS OUTSTANDING at 6/30/10 (proceeds receivable $208,689,219) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

FNMA, 4 1/2s, July 1, 2040	$9,000,000	7/14/10	$9,326,953
FNMA, 4s, July 1, 2040	197,000,000	7/14/10	199,508,677

Total			$208,835,630

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/10 (Unaudited)
			Upfront		Payments	Payments	Unrealized
Swap	Notional		premium	Termination	made by	received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$3,055,029,000		$--	9/18/10	3 month USD-LIBOR-BBA	2.86667%	$40,134,662

	18,041,000		16,400	10/20/10	3 month USD-LIBOR-BBA	3.00%	248,517

	1,501,961,800		(287,954)	6/4/12	1.24%	3 month USD-LIBOR-BBA	(9,234,953)

CAD	80,200,000		--	6/10/15	3 month CAD-BA-CDOR	3.01%	1,756,906

CAD	22,470,000		--	6/10/20	3.7725%	3 month CAD-BA-CDOR	(686,970)

CAD	94,370,000		--	6/10/12	1.95%	3 month CAD-BA-CDOR	(749,101)

GBP	144,280,000		--	6/15/12	6 month GBP-LIBOR-BBA	1.5225%	522,777

GBP	84,530,000		--	6/15/15	2.59%	6 month GBP-LIBOR-BBA	(978,433)

	$1,014,273,700		(731,169)	2/18/15	2.67%	3 month USD-LIBOR-BBA	(43,117,874)

	116,909,000		--	7/22/10	3 month USD-LIBOR-BBA	3.5375%	1,987,061

Barclays Bank PLC
AUD	36,540,000	(E)	--	2/4/20	6 month AUD-BBR-BBSW	6.8%	798,225

	$164,957,000	(E)	--	3/9/21	4.2375%	3 month USD-LIBOR-BBA	(13,577,611)

AUD	56,710,000		--	5/24/15	5.505%	6 month AUD-BBR-BBSW	(515,826)

AUD	33,450,000		--	5/31/20	5.9675%	6 month AUD-BBR-BBSW	(805,394)

	$268,003,200		(1,441,915)	6/29/40	3 month USD-LIBOR-BBA	3.9%	8,103,545

Citibank, N.A.
	1,527,251,200		737,654	6/28/20	3 month USD-LIBOR-BBA	3.17%	22,087,710

	72,482,000		--	9/16/10	3.175%	3 month USD-LIBOR-BBA	(1,055,094)

GBP	276,920,000		--	6/4/12	6 month GBP-LIBOR-BBA	1.51%	1,040,135

GBP	221,540,000		--	6/4/15	2.5625%	6 month GBP-LIBOR-BBA	(2,415,051)

GBP	65,720,000		--	6/4/20	6 month GBP-LIBOR-BBA	3.47%	944,610

GBP	65,720,000		--	6/7/20	6 month GBP-LIBOR-BBA	3.455%	785,486

GBP	221,540,000		--	6/7/15	2.54%	6 month GBP-LIBOR-BBA	(1,970,512)

GBP	276,920,000		--	6/7/12	6 month GBP-LIBOR-BBA	1.495%	877,336

	$1,060,568,100		(287,170)	6/28/14	1.81%	3 month USD-LIBOR-BBA	(3,984,382)

Credit Suisse International
	636,461,000		--	9/18/10	3 month USD-LIBOR-BBA	2.91916%	8,526,938

CHF	278,190,000		--	5/19/12	0.61583%	6 month CHF-LIBOR-BBA	(434,220)

CHF	278,190,000		--	5/20/12	0.62833%	6 month CHF-LIBOR-BBA	(495,438)

CHF	278,190,000		--	5/25/12	0.5825%	6 month CHF-LIBOR-BBA	(259,526)

Deutsche Bank AG
	$476,708,000		(589,167)	2/3/14	2.25%	3 month USD-LIBOR-BBA	(16,103,708)

	964,401,300		110,098	5/6/12	1.25%	3 month USD-LIBOR-BBA	(6,984,432)

	862,354,900		2,222,694	5/6/15	2.68%	3 month USD-LIBOR-BBA	(27,955,529)

	537,107,000		--	10/24/10	3 month USD-LIBOR-BBA	2.604%	5,786,112

	898,335,000		--	2/5/14	2.44661%	3 month USD-LIBOR-BBA	(36,017,523)

	669,000,000		--	3/4/14	2.54%	3 month USD-LIBOR-BBA	(27,744,684)

Goldman Sachs International
AUD	17,450,000	(E)	--	2/23/20	6 month AUD-BBR-BBSW	6.6925%	326,658

AUD	53,450,000	(E)	--	2/23/20	6 month AUD-BBR-BBSW	6.7%	1,011,854

GBP	35,740,000		--	3/31/20	6 month GBP-LIBOR-BBA	3.8%	2,402,304

GBP	64,680,000		--	3/31/15	2.85%	6 month GBP-LIBOR-BBA	(2,552,004)

GBP	35,800,000		--	4/1/20	6 month GBP-LIBOR-BBA	3.8%	2,400,948

GBP	64,790,000		--	4/1/15	2.8515%	6 month GBP-LIBOR-BBA	(2,555,312)

	$998,113,500		652,823	4/8/12	1.33%	3 month USD-LIBOR-BBA	(9,196,896)

	896,666,700		2,288,677	4/8/15	2.94%	3 month USD-LIBOR-BBA	(42,526,975)

	308,506,900		108,783	5/12/13	1.64%	3 month USD-LIBOR-BBA	(3,469,019)

CHF	285,220,000		--	6/1/12	0.555%	6 month CHF-LIBOR-BBA	(161,033)

	$1,646,203,400		(627,834)	6/9/12	1.19%	3 month USD-LIBOR-BBA	(8,523,930)

AUD	33,260,000	(E)	--	2/5/20	6 month AUD-BBR-BBSW	6.71%	641,440

	$1,365,343,000		8,307,865	6/16/20	3 month USD-LIBOR-BBA	3.32%	47,096,657

	557,711,200		993,825	7/2/20	3 month USD-LIBOR-BBA	3.02%	(1)

JPMorgan Chase Bank, N.A.
AUD	56,710,000		--	3/1/15	5.6%	6 month AUD-BBR-BBSW	(934,063)

AUD	42,532,500		--	3/2/15	5.6515%	6 month AUD-BBR-BBSW	(771,761)

	$164,957,000	(E)	--	3/8/21	4.165%	3 month USD-LIBOR-BBA	(12,559,826)

	31,575,000		--	7/16/10	3 month USD-LIBOR-BBA	3.384%	503,834

	93,626,000		--	7/22/10	3 month USD-LIBOR-BBA	3.565%	1,604,572

	999,942,200		108,476	4/12/12	1.19%	3 month USD-LIBOR-BBA	(6,884,755)

	502,604,900		472,893	4/12/40	4.54%	3 month USD-LIBOR-BBA	(81,275,514)

AUD	31,990,000		--	6/26/19	6 month AUD-BBR-BBSW	6.05%	881,555

AUD	32,770,000		--	5/14/20	6.035%	6 month AUD-BBR-BBSW	(944,128)

JPY	13,447,610,000		--	5/25/15	0.674375%	6 month JPY-LIBOR-BBA	(542,952)

JPY	33,600,430,000		--	5/25/12	6 month JPY-LIBOR-BBA	0.48%	167,428

EUR	97,820,000		--	5/31/15	6 month EUR-EURIBOR-REUTERS	2.0975%	365,646

CAD	108,920,000		--	6/4/12	1.84654%	3 month CAD-BA-CDOR	(683,893)

CAD	24,570,000		--	6/4/20	3.69011%	3 month CAD-BA-CDOR	(601,685)

CAD	86,020,000		--	6/4/15	3 month CAD-BA-CDOR	2.90384%	1,517,742

AUD	42,532,500		--	6/11/15	5.545%	6 month AUD-BBR-BBSW	(414,791)

JPY	2,192,700,000	(E)	--	7/28/29	6 month JPY-LIBOR-BBA	2.67%	107,535

JPY	2,948,000,000	(E)	--	7/28/39	2.40%	6 month JPY-LIBOR-BBA	(163,898)

AUD	16,385,000		--	12/17/19	6 month AUD-BBR-BBSW	6.15%	566,055

AUD	49,155,000		--	12/18/19	6 month AUD-BBR-BBSW	6.15%	1,694,219

PLN	45,800,000		--	1/26/11	6 month PLN-WIBOR-WIBO	4.177%	(1,098)

EUR	9,800,000		--	2/4/40	6 month EUR-EURIBOR-REUTERS	3.79%	1,421,201

JPY	53,008,000,000		--	6/22/15	0.665%	6 month JPY-LIBOR-BBA	(1,654,446)

JPY	13,729,000,000		--	6/22/20	6 month JPY-LIBOR-BBA	1.28%	1,703,690

JPY	65,653,000,000		--	6/22/12	6 month JPY-LIBOR-BBA	0.475%	174,934

	$68,400,000		--	7/1/40	3 month USD-LIBOR-BBA	3.745%	433,656

Total							$(212,882,293)

(E) See Interest rate swap contracts note regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/10 (Unaudited)
		Upfront		Fixed payments	Total return	Unrealized
Swap	Notional	premium	Termination	received (paid) by	received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$6,590,117	$--	1/12/40	(4.00%)1 month	Synthetic TRS	$65,000
				USD-LIBOR	Index 4.00% 30
					year Fannie Mae
					pools

	13,357,346	--	1/12/40	4.50% (1 month	Synthetic TRS	(243,817)
				USD-LIBOR)	Index 4.50% 30
					year Fannie Mae
					pools

	6,942,736	--	1/12/40	(5.00%)1 month	Synthetic TRS	164,044
				USD-LIBOR	Index 5.00% 30
					year Fannie Mae
					pools

	29,318,535	(327,525)	1/12/38	6.50% (1 month	Synthetic TRS	193,685
				USD-LIBOR)	Index 6.50% 30
					year Fannie Mae
					pools

	29,379,822	334,671	1/12/39	(6.00%)1 month	Synthetic TRS	151,445
				USD-LIBOR	Index 6.00% 30
					year Fannie Mae
					pools

	29,961,743	480,014	1/12/39	(5.50%)1 month	Synthetic TRS	(23,835)
				USD-LIBOR	Index 5.50% 30
					year Fannie Mae
					pools

Citibank, N.A.
GBP	73,890,000	--	5/18/13	(3.38%)	GBP Non-revised	(283,362)
					UK Retail Price
					Index

Deutsche Bank AG
	$6,590,117	--	1/12/40	4.00% (1 month	Synthetic TRS	(65,000)
				USD-LIBOR)	Index 4.00% 30
					year Fannie Mae
					pools

	13,357,346	--	1/12/40	(4.50%)1 month	Synthetic TRS	243,817
				USD-LIBOR	Index 4.50% 30
					year Fannie Mae
					pools

	6,942,736	--	1/12/40	5.00% (1 month	Synthetic TRS	(164,044)
				USD-LIBOR)	Index 5.00% 30
					year Fannie Mae
					pools

Total						$37,933

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/10 (Unaudited)
		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty /		received		Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

Bank of America, N.A.
Ford Motor Credit Co.,
7%, 10/1/13	Ba3	$--		$6,000,000	3/20/12	285 bp	$(103,448)

Citibank, N.A.
Lighthouse
International Co., SA,
8%, 4/30/14	Caa1	--	EUR	2,090,000	3/20/13	815 bp	(537,069)

Credit Suisse First Boston International
Ukraine (Government
of), 7.65%, 6/11/13	B2	--		$4,715,000	10/20/11	194 bp	(237,259)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%, 7/30/17	--	(147,862)		16,610,000	12/20/19	(100 bp)	1,555,131

Deutsche Bank AG
Federal Republic of
Brazil, 12 1/4%, 3/6/30	Baa3	--		3,770,000	10/20/17	105 bp	(102,921)

General Electric
Capital Corp., 6%,
6/15/12	Aa2	--		1,470,000	9/20/13	109 bp	(36,499)

Russian Federation,
7 1/2%, 3/31/30	--	--		987,500	4/20/13	(112 bp)	14,052

Smurfit Kappa Funding,
7 3/4%, 4/1/15	B2	--	EUR	2,045,000	9/20/13	715 bp	169,568

United Mexican States,
7.5%, 4/8/33	Baa1	--		$6,115,000	3/20/14	56 bp	(123,944)

Virgin Media Finance
PLC, 8 3/4%, 4/15/14	B+	--	EUR	1,975,000	9/20/13	477 bp	29,557

Virgin Media Finance
PLC, 8 3/4%, 4/15/14	B+	--	EUR	1,975,000	9/20/13	535 bp	71,246

Goldman Sachs International
Lighthouse
International Co, SA,
8%, 4/30/14	Caa1	--	EUR	1,835,000	3/20/13	680 bp	(510,133)

JPMorgan Chase Bank, N.A.
DJ CDX NA EM Series 10
Index	Ba1	134,596		$2,330,000	12/20/13	335 bp	160,441

Republic of Argentina,
8.28%, 12/31/33	B3	--		2,860,000	6/20/14	235 bp	(641,318)

Russian Federation,
7 1/2%, 3/31/30	Baa1	--		495,000	9/20/13	276 bp	18,698

Russian Federation,
7.5%, 3/31/30	Baa1	--		4,675,000	8/20/12	65 bp	(83,048)

Morgan Stanley Capital Services, Inc.
Dominican Republic,
8 5/8%, 4/20/27	--	--		5,020,000	11/20/11	(170 bp)	113,612

Freeport-McMoRan Copper
& Gold, Inc., T/L Bank
Loan	Baa1	--		4,877,900	3/20/12	44 bp	(17,778)

Republic of Venezuela,
9 1/4%, 9/15/27	B2	--		3,545,000	10/12/12	339 bp	(654,691)

Total							$(915,803)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at June 30, 2010.

Key to holding's currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
PLN	Polish Zloty
TRY	Turkish Lira
USD / $	United States Dollar

Key to holding's abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio

Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from October 1, 2009 through June 30, 2010 (the reporting period).

(a) Percentages indicated are based on net assets of $3,962,300,329.

(b) The aggregate identified cost on a tax basis is $4,518,032,163, resulting in gross unrealized appreciation and depreciation of $317,998,080 and $200,981,819, respectively, or net unrealized appreciation of $117,016,261.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

(SEGSF) These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

(e) The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Investment Management, LLC (Putnam Management), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $433,216 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,904,140,295 and $1,504,916,040, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

(g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

(i) Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts.

(R) Real Estate Investment Trust.

At the close of the reporting period, the fund is maintaining liquid assets totaling $2,729,828,318 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	88.9%
Russia	3.2
Argentina	1.5
Venezuela	1.0
Indonesia	0.6
Brazil	0.5
Turkey	0.5
Canada	0.5
United Kingdom	0.5
Other	2.8

Total	100.0%

Security valuation: Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Futures and options contracts: The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. The fund had an average contract amount of approximately $1,536,500,000 on purchased options contracts for the reporting period. Outstanding contracts on written options contracts at the close of the reporting period are indicative of the volume of activity during the period. The fund had an average contract amount of approximately 12,000 on futures contracts for the reporting period.

Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. The fund had an average contract amount of approximately $709,900,000 on forward currency contracts for the reporting period.

Total return swap contracts: The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. The fund had an average notional amount of approximately $569,200,000 on total return swap contracts for the reporting period.

Interest rate swap contracts: The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Outstanding notional on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

Credit default contracts: The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. The fund had an average notional amount of approximately $228,900,000 on credit default swap contracts for the reporting period.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $8,686,267 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At the close of the reporting period, the fund had a net liability position of $390,348,991 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $316,650,233.

TBA purchase commitments: The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Dollar rolls: To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$--	$314,087,046	$8,852,725

Convertible bonds and notes	--	9,998,608	--

Corporate bonds and notes	--	803,322,466	8,687

Foreign government bonds and notes	--	188,878,708	--

Mortgage-backed securities	--	1,876,938,650	13,033,106

Purchased options outstanding	--	72,931,358	--

Senior loans	--	61,402,745	--

U.S. government and agency mortgage obligations	--	211,115,142	--

U.S. treasury obligations	--	64,564,097	--

Short-term investments	634,088,666	375,826,420	--

Totals by level	$634,088,666	$3,979,065,240	$21,894,518

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to buy	$--	$829,175	$--

Forward currency contracts to sell	--	(767,935)	--

Futures contracts	21,939,943	--	--

Written options	--	(199,688,248)	--

TBA sale commitments	--	(208,835,630)	--

Interest rate swap contracts	--	(224,937,272)	--

Total return swap contracts	--	(449,227)	--

Credit default contracts	--	(902,537)	--

Totals by level	$21,939,943	$(634,751,674)	$--

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund's portfolio.

Market Values of Derivative Instruments as of the close of the reporting period

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value

Credit contracts	$2,145,571	$3,048,108

Foreign exchange contracts	5,492,996	5,431,756

Interest rate contracts	248,677,786	578,881,232

Total	$256,316,353	$587,361,096

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer
Date: August 27, 2010

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: August 27, 2010